UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23892

CAZ Strategic Opportunities Fund

(Exact name of registrant as specified in charter)

1360 Post Oak Blvd., Suite 2000 Houston, TX	77056
(Address of principal executive offices)	(Zip code)

Christopher Zook

CAZ Investments LP 1360 Post Oak Blvd., Suite 2000 Houston, Texas 77056

(Name and address of agent for service)

Registrant's telephone number, including area code:	(713) 403-8250

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

CAZ Strategic Opportunities Fund

Annual Report

March 31, 2026

cazstrategicopportunitiesfund.com | (855) 886-2307
The CAZ Strategic Opportunities Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

CAZ STRATEGIC OPPORTUNITIES FUND MANAGER’S COMMENTARY March 31, 2026 (Unaudited)

On behalf of the Team at CAZ Investments, we are honored to have you investing alongside us in the CAZ Strategic Opportunities Fund (the “Fund”). For those investors new to the Fund, we would like to welcome you as our partner.

The Fund launched in March 2024 with the key objective of providing long-term capital appreciation and current income by seeking to invest or make capital commitments in a broad cross section of private market assets across multiple strategies, geographies, and asset classes. For the fiscal year ending March 31, 2026, Class I shares of the Fund achieved a net rate of return of 21.75%. Over the same period, the Fund’s performance benchmark, the All Seasons Blended Index, returned 11.94%. Similarly, the S&P Target Risk Balanced Index returned 14.87%.

The fiscal year ended March 31, 2026 tested the resolve of traditional investors. The period began with significant market disruption as the U.S. Government’s imposition of tariffs in April and May 2025 triggered sharp equity selloffs and a spike in volatility. However, trade agreements reached with dozens of countries through the summer stabilized markets and fueled a rally that drove valuations near all-time highs by mid-year. The U.S. Federal Reserve resumed interest rate cuts in September 2025 with a quarter-point reduction after a nine-month pause, citing the growing downside risks to employment, while the 10-Year U.S. Treasury remained range-bound between 4.00% and 4.50%. The labor market showed increasing signs of softening throughout the period, with private sector data indicating job losses and a government shutdown complicating the availability of official economic and labor statistics. The geopolitical landscape intensified sharply in the second half of the fiscal year, as the U.S. military removal of Venezuelan President Maduro in January 2026 disrupted established oil trade flows. This was followed by the joint U.S.-Israeli military operation against Iran in late February, which triggered a de facto closure of the Strait of Hormuz and sent Brent crude past $100 per barrel for the first time since 2022. These events underscored the fragility of global energy supply chains and reinforced the strategic value of diversified exposure to energy and real assets — themes that have been central to the Fund’s portfolio construction since its inception.

Relative to historical averages, traditional asset classes continued to trade at near all-time high valuations and were subject to elevated concentration risk, with the top 10 companies in the S&P 500 representing approximately 40% of the index. Further, diversification across traditional asset classes continued to provide muted benefits, as correlations among stocks, bonds, and other conventional investments tended to rise during periods of heightened volatility. Alternative asset classes and private markets continued to demonstrate the potential to provide outsized benefits to investors via enhanced returns, broader diversification, and lower correlation. For these reasons, we continue to structure the portfolio with diversified alternative investments that have the potential to generate consistent returns in a less-correlated manner.

The Fund navigated its second full year successfully, and we remain focused on seeking to identify attractive investment opportunities across our core investment Themes, including the Growth of Private Assets, the Energy Evolution, Disruptive Technology, and the Shift in Consumer Behavior. The Fund deployed capital across each of these areas during the fiscal year ended March 31, 2026, with a particular emphasis on secondary investments and co-investments. During the fiscal year ended March 31, 2026, GP Stakes, Venture, Growth, and Buyout strategies were the top contributors to the Fund’s 21.75% net return for the period. The portfolio remains balanced across its various strategies, and we believe it is positioned to continue to deliver favorable results as positions in the Fund continue to mature. Additional information regarding the portfolio allocation is detailed in this report, and the most up-to-date information is available via the Fund’s website at https://cazstrategicopportunitiesfund.com/.

During the fiscal year ended March 31, 2026, the Fund also reached two important structural milestones. Effective October 31, 2025, the Fund converted from a tender offer fund to an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940 and began offering shares and calculating its Net Asset Value on a daily basis. This transition enhances accessibility for investors and streamlines the investment process, while maintaining the Fund’s commitment to a long-term, private markets-oriented investment strategy. Additionally, in September 2025, the Fund established a $100 million revolving credit facility, providing enhanced flexibility for liquidity management and optimization.

Annual Report Dated March 31, 202[6]	[1]

CAZ STRATEGIC OPPORTUNITIES FUND MANAGER’S COMMENTARY March 31, 2026 (Unaudited) (Continued)

If you invested directly in the Fund, you should have received a welcome letter by mail from Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, sent to the address you provided at subscription. The letter contains your Ultimus account number and instructions for logging into the investor portal, where you can view account statements and performance information. Investors who subscribed through a financial intermediary will instead access account information through that intermediary. If you invested directly and have not received your welcome letter or cannot access your account, please contact us at SOFTeam@cazinvestments.com.

Additionally, we continue to publish quarterly video updates that include commentary from our Team on performance and portfolio construction. Those are available via the Fund’s website, and we will seek to provide similar videos 45-60 days after each quarter’s end. These updates will be in addition to the Fund’s semi-annual and annual reports, which you can expect ~60 days following September 30th and March 31st each year, respectively.

As a reminder, you can now add to your investment in the Fund every business day. Please feel free to reach out to our Team via SOFTeam@cazinvestments.com and we will work with you to facilitate. Investors can also subscribe directly through the Fund’s website at https://cazstrategicopportunitiesfund.com/ with no subscription document required.

Lastly, we have a Firm adage: The power of the Network is the Network. As the CAZ Network of investors continues to grow, we receive enhanced access to unique opportunities and can command better economics for everyone involved. CAZ has over $11 billion of assets under management and our global Network consists of ~9,100 co-investors spread across 50 states and 41 countries. The Fund itself has grown to include thousands of investors and over $650 million in committed capital. There are investors in your ecosystem that would likely benefit from the CAZ Strategic Opportunities Fund, so please connect us, as their addition should benefit you and all investors.

We look forward to a very productive year ahead and we are very grateful for your partnership. Please let us know if there is anything we can do for you. All our very best!

The Team at CAZ Investments

[2]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND PERFORMANCE INFORMATION March 31, 2026

Comparison of the Change in Value of a $3,000,000 Investment in CAZ Strategic Opportunities Fund -
Class I (since inception on 3/1/2024) versus the All Seasons Blended Index and S&P Target Risk
Balanced Index

Average Annual Total Returns (a)

For the period ended March 31, 2026

Inception Date: May 1, 2025	Since Inception

Share Class
CAZ Strategic Opportunities Fund - Class A	17.46%*
All Seasons Blended Index (b)	12.10%
S&P Target Risk Balanced Index (c)	14.14%

Annualized Total Returns (a)

For the periods ended March 31, 2026

Inception Date: December 1, 2024		Since Inception

Share Class	One Year
CAZ Strategic Opportunities Fund - Class E	22.28%	21.54%
All Seasons Blended Index (b)	11.94%	9.04%
S&P Target Risk Balanced Index (c)	14.87%	9.53%

Annual Report Dated March 31, 202[6]	[3]

CAZ STRATEGIC OPPORTUNITIES FUND PERFORMANCE INFORMATION March 31, 2026 (Continued)

Annualized Total Returns (a)

For the periods ended March 31, 2026

Inception Date: June 1, 2024		Since Inception

Share Class	One Year
CAZ Strategic Opportunities Fund - Class F	22.48%	16.86%
All Seasons Blended Index (b)	11.94%	10.66%
S&P Target Risk Balanced Index (c)	14.87%	11.31%
Inception Date: March 1, 2024		Since Inception

Share Class	One Year
CAZ Strategic Opportunities Fund - Class I	21.75%	18.79%
CAZ Strategic Opportunities Fund - Class R	21.44%	18.45%
All Seasons Blended Index (b)	11.94%	10.17%
S&P Target Risk Balanced Index (c)	14.87%	10.93%

*       Includes maximum sales charge of 3%.

(a)     The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the repurchase of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived. Total returns for periods less than one full year are not annualized.

(b)     The All Seasons Blended Index is comprised of 40% ICE U.S. Treasury 20+ Year Bond Index, 30% MSCI World Index, 15% ICE BofA 1-10 Year U.S. Treasury & Agency Index, 7.5% Bloomberg Commodity Index and 7.5% SPDR Gold Shares.

(c)     S&P Target Risk Balanced Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when repurchased may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month end, please call (855) 886-2307, or visit www.cazstrategicopportunitiesfund.com. Please read the Fund’s Prospectus carefully before investing.

[4]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND PORTFOLIO INFORMATION March 31, 2026 (Unaudited)

ASSET ALLOCATION (% of Net Assets)

Security Type/Geographic Region	Percent of Total Net Assets
Common Stock
North America	3.1%

Private Investments
Co-Investments
Asia	0.2%
Europe	4.0%
Global	2.6%
North America	35.4%

Direct Investments
Global	0.7%
North America	3.8%

Primary Fund Investments
Global	6.0%
North America	20.2%

Secondary Fund Investments
Global	7.8%
North America	13.3%
Total Private Investments	94.0%
Money Market Securities	4.0%
Total Investments	101.1%
Liabilities in Excess of other Assets	(1.1%)
Net Assets	100.0%
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 202[6]	[5]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026
	Shares	Cost	Value
COMMON STOCKS — 3.1%
FINANCIALS — 2.1%
ASSET MANAGEMENT — 2.1%
Bain Capital Specialty Finance, Inc.	229,600	$2,998,345	$2,847,040
Golub Capital BDC, Inc.	247,651	3,001,330	3,135,262
Morgan Stanley Direct Lending Fund	195,545	2,993,027	2,729,808
Blue Owl Capital Corporation	259,730	3,001,080	2,872,614
TCG BDC, Inc.	264,800	2,999,152	2,896,911
		14,992,934	14,481,635
INDUSTRIALS — 0.5%
AEROSPACE & DEFENSE — 0.3%
York Space Systems, Inc. (a)	92,174	2,500,000	2,043,498

ELECTRICAL EQUIPMENT — 0.2%
NuScale Power Corporation (a)	141,000	2,204,698	1,528,440

UTILITIES — 0.5%
ELECTRIC UTILITIES — 0.3%
OKLO, Inc (a)	35,000	2,193,639	1,735,650

GAS & WATER UTILITIES — 0.2%
WaterBridge Infrastructure, LLC – Class A	56,250	1,128,207	1,506,938

TOTAL COMMON STOCKS		$23,019,478	$21,296,161
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0%
CO-INVESTMENTS — 42.2%
AEROSPACE AND DEFENSE — 4.2%
AE Co-Investment Partners Fund III-R, LP (a)(b)(c)(d)	12/19/2024	—	$2,014,010	$3,002,607
Caffeinated Capital Onebrief SPV, LLC (a)(b)(c)(d)	11/29/2024	—	2,000,000	4,332,700
Caffeinated Capital Saronic SPV, LLC (a)(b)(c)(d)	6/18/2024	—	1,000,000	4,462,256
Caffeinated Capital Varda SPV II, LLC (a)(b)(c)(d)	9/6/2024	—	2,000,000	3,100,237
Overmatch Apex SPV LLC, Class A (a)(c)(d)	8/28/2025	2,941,176	2,970,588	2,941,176
Snowpoint Growth I.VI, LLC (a)(b)(c)(d)	11/26/2024	—	3,080,390	3,015,163
Tamarack Global Impulse Space II, LP, Class A (a)(b)(c)(d)	8/22/2024	—	1,500,000	3,791,331
WH Strategic Opportunities Fund IV LP, Class B (a)(c)(d)	8/29/2025	2,058,824	2,058,824	2,052,951
WH Strategic Opportunities Fund XI LP, Class A (a)(c)(d)	12/18/2025	2,500,000	2,512,500	2,508,855
			19,136,312	29,207,276
See accompanying notes to consolidated financial statements.
[6]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
CO-INVESTMENTS — 42.2% (Continued)
CONSUMER DISCRETIONARY — 5.4%
26N Nova Co-Investment Partners LP (a)(b)(c)(d)	10/16/2025	—	$10,000,000	$10,358,319
Arctos Florida Co-Investment Holdings Feeder, LP (a)(b)(c)(d)	6/5/2025	—	4,660,535	4,554,340
ASP II AMR Co-Invest, LP (a)(b)(c)(d)(e)	6/3/2024	—	3,574,312	5,647,253
ASP II Project Striker Co-Invest, LP (a)(b)(c)(d)	12/6/2024	—	3,336,934	3,872,900
Blue Owl HomeCourt Purple LLC (a)(b)(c)(d)	12/29/2025	—	8,498,772	13,402,875
			30,070,553	37,835,687
CONSUMER STAPLES — 1.5%
Velocity Made Food, LP (a)(b)(c)(d)	6/12/2025	—	5,062,688	10,266,515

DIVERSIFIED — 0.9%
Vistria Agua CV (FT), LP (a)(b)(c)(d)	1/15/2026	—	4,467,946	6,269,953

ENERGY — 2.9%
Cogentrix Co-Investment Fund-D, LP (a)(b)(c)(d)	1/31/2025	—	890,545	1,728,243
EIP Chisos I, LP (a)(b)(c)(d)(e)	3/18/2026	—	1,982,928	1,982,928
EnCap Energy Capital Fund VIII Co-Investors, LP (a)(b)(c)(d)(e)	10/21/2025	—	553,800	616,671
EnCap Energy Capital Fund VIII MergeCo, LP (a)(b)(c)(d)(e)	10/21/2025	—	1,841,224	2,055,673
ENR Denali-Avant SPV, LP (a)(b)(c)(d)	11/13/2025	—	3,648,390	3,544,635
Equitime SES B Share Investor, LLC (a)(b)(d)(f)(g)	3/13/2026	—	1,397,950	1,397,950
Equitime SES Investor, LLC (a)(b)(d)(f)(g)	6/3/2025	—	1,848,275	1,848,275
Firebird Co-Investment Fund-D, LP (a)(b)(c)(d)	11/15/2024	—	435,203	1,033,930
Five Point Natural Gas Yield Fund II LP (a)(b)(c)(d)	3/5/2026	—	2,218,162	2,523,780
HEQ II Co-Investment Fund-D, LP (a)(b)(c)(d)	11/15/2024	—	394,150	657,934
Hercules CV, LP(a)(b)(c)(d)(e)	5/15/2024	—	—	322,058
QB Energy Co-Investment Fund-D, LP (a)(b)(c)(d)	11/15/2024	—	481,705	769,813
Quantum Energy Partners VIII-D Co-Investment Fund, LP (a)(b)(c)(d)	9/11/2024	—	1,120,447	1,608,689
			16,812,779	20,090,579
FINANCIALS — 7.5%
APH Extended Value Fund H LP (a)(b)(c)(d)	1/30/2025	—	4,976,382	5,809,901
Arctos Keystone Atlas Co-Invest A, LP (a)(b)(c)(d)	2/3/2025	—	5,575,399	6,217,745
Blackstone Strategic Capital Holdings II (Vol Co-Invest) LLC (a)(b)(c)(d)	10/10/2025	—	3,700,458	5,014,104
Bonaccord Pier AH Aggregator, LP (a)(b)(c)(d)(e)	3/11/2026	—	1,559,091	1,559,091
Bonaccord Pier IH Aggregator, LP (a)(b)(c)(d)(e)	3/11/2026	—	604,545	604,545
Endurance Parallel Offshore LP (a)(b)(c)(d)	8/21/2024	—	6,434,077	7,385,553
Hedosophia SP B LP, Series B (a)(b)(c)(d)	7/24/2025	—	5,196,123	5,727,623
JCF V Co-Invest E LP (a)(b)(c)(d)	6/23/2025	—	2,020,000	2,404,641
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 202[6]	[7]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
CO-INVESTMENTS — 42.2% (Continued)
FINANCIALS — 7.5% (Continued)
JCF V Co-Invest River LP (a)(b)(c)(d)	6/2/2025	—	$5,279,064	$5,972,392
LM Simba CV Feeder LP (a)(b)(c)(d)	1/13/2026	—	8,260,003	8,260,003
Olympus Parallel Offshore, LP (a)(b)(c)(d)	9/29/2025	—	2,214,982	2,114,608
PACT-CAZ Offshore Feeder, LP (a)(b)(c)(d)	11/7/2025	—	846,130	872,150
			46,666,254	51,942,356
HEALTHCARE — 1.8%
HS Investments VI C, LP (a)(b)(c)(d)	4/16/2025	—	5,087,970	9,106,605
RCP MQ Co-Investment Fund, LP (a)(b)(c)(d)	12/26/2024	—	1,674,675	3,297,721
			6,762,645	12,404,326
HOTELS, RESTAURANTS & LEISURE — 1.9%
ACP Woodlands Feeder LP (a)(b)(c)(d)	12/1/2025	—	12,790,316	13,452,747

INDUSTRIALS — 1.1%
HHC InXpress Group CV, LP (a)(b)(c)(d)	1/21/2026	—	5,611,720	5,611,720
LGP Sage CVT Coinvest LP (a)(b)(c)(d)	3/10/2026	—	1,905,138	1,905,138
			7,516,858	7,516,858
INFORMATION TECHNOLOGY — 12.9%
26N Guava Co-Investment Partners LP (a)(b)(c)(d)	8/8/2025	—	7,500,000	7,442,207
Akra Origin Holdings-A, LP (a)(b)(c)(d)	9/4/2025	—	5,158,297	5,091,518
Alta Park Private Opportunities Fund, LP Series IV (a)(b)(c)(d)	9/4/2025	—	4,040,000	4,993,029
Artist Growth Opportunity V LP (a)(b)(c)(d)	7/2/2025	—	3,240,000	3,161,761
BP ACE CV, LP (a)(b)(c)(d)	12/12/2025	—	1,168,530	2,070,807
Caffeinated Capital Aven SPV III, LLC (a)(b)(c)(d)	4/30/2024	—	2,179,450	3,910,991
Caffeinated Capital Aven SPV IV, LLC (a)(b)(c)(d)	8/4/2025	—	2,000,000	1,991,568
Caffeinated Capital Playground SPV, LLC (a)(b)(c)(d)	5/7/2024	—	250,000	99,353
GPS V, LP (a)(b)(c)(d)	4/25/2025	—	5,054,545	6,508,126
GrowthCurve Capital Destination Co-Invest LP (a)(b)(c)(d)	6/28/2024	—	1,021,968	1,468,964
Hedosophia Investments VI K LP, Series B (a)(b)(c)(d)	10/28/2025	—	5,038,140	5,021,120
Hedosophia Investments VI M LP, Series B (a)(b)(c)(d)	1/21/2026	—	5,060,000	5,060,000
Insight Hideaway Aggregator, LP (a)(b)(c)(d)	10/21/2024	—	2,400,000	3,405,775
Neuberger PSG Prima IX LP (a)(b)(c)(d)	9/23/2025	—	—	2,516,327
Overmatch Armada SPV B, LLC, Class A Units (a)(c)(d)	5/6/2025	4,000,000	4,040,000	4,000,000
RCP Ocean Co-Investment Fund, LP (a)(b)(c)(d)	9/26/2025	—	8,057,012	8,810,910
See accompanying notes to consolidated financial statements.
[8]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares/ Principal	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
CO-INVESTMENTS — 42.2% (Continued)
INFORMATION TECHNOLOGY — 12.9% (Continued)
Sapphire Opportunity Fund IV, LP, Investment Class 4 (a)(b)(c)(d)	8/4/2025	—	$4,861,429	$6,185,897
Snowpoint Growth 2.2, LLC (a)(b)(c)(d)	11/26/2024	—	1,536,162	3,179,382
Snowpoint Growth 2.3, LLC (a)(b)(c)(d)	3/17/2025	—	1,030,000	1,005,633
Stonepeak Digital Edge (Co-Invest) Holdings IV LP (a)(b)(c)(d)	3/11/2026	—	100,499	1,495,381
Tamarack Divergent I, LP, Class A (a)(b)(c)(d)	8/8/2025	—	5,000,000	4,950,000
TI VI Project Armstrong Co-Invest, LP (a)(b)(c)(d)	4/4/2025	—	4,461,979	6,334,526
Washington Harbour AI Pilot, LLC, Class C (a)(b)(c)(d)	3/20/2026	—	1,005,000	1,005,000
			74,203,011	89,708,275
NOTE PAYABLE — 0.3%
Blue Owl HomeCourt Purple LLC (a)(b)(d)(f)(l) 12/29/2030, 3.87%	12/29/2025	1,923,067	1,923,067	1,923,067

UTILITIES — 1.8%
26N Jupiter Co-Investment Partners LP (a)(b)(c)(d)	10/31/2024	—	3,015,444	6,023,253
Sterling Investment Partners XK Opportunities Fund-A, LP (a)(b)(c)(d)	10/23/2025	—	2,636,103	2,835,893
Stonepeak Cologix Holdings LP (a)(b)(c)(d)	9/5/2024	—	2,627,138	3,647,960
			8,278,685	12,507,106
TOTAL CO-INVESTMENTS			233,691,114	293,124,745

DIRECT INVESTMENTS — 4.5%
CONSUMER STAPLES — 0.9%
Wonder Group Inc., Series C Preferred Stock (a)(d)(f)	5/2/2025	812,601	6,499,996	6,499,996

ENERGY — 0.6%
X-Energy Reactor Company, LLC, Series D Preferred Stock (a)(d)(f)	11/21/2025	309,567	4,499,990	4,499,990

FINANCIALS — 0.7%
Pershing Square Holdco, LP (b)(d)(e)(f)	5/15/2024	—	4,000,000	4,978,000

HEALTHCARE — 1.4%
ClareMedica Parent Holdings, LP – Class A Units (a)(d)(f)	4/15/2025	40,000	4,000,000	4,000,000
ClareMedica Parent Holdings, LP – Class C-1 Units (a)(d)(f)	4/15/2025	28,564	—	4,808,000
Earli, Inc., Series A-1 Preferred Stock (a)(d)(f)	10/4/2024	1,194,457	999,999	999,999
			4,999,999	9,807,999
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 202[6]	[9]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
DIRECT INVESTMENTS — 4.5% (Continued)
INDUSTRIALS — 0.8%
Biofire Group Inc., Series A Preferred Stock (a)(d)(f)	7/11/2024	234,345	$249,998	$458,000
Biofire Group Inc., Series B-1 Preferred Stock (a)(d)(f)	1/8/2025	44,242	56,825	87,000
Gridpoint, Inc. Series A Convertible Preferred Stock (a)(d)(f)	5/29/2025	82,500	1,402,500	1,402,500
Gridpoint, Inc. Series B Convertible Preferred Stock (a)(d)(f)	5/29/2025	82,500	1,402,500	1,402,500
Gridpoint, Inc. Series C1 Convertible Preferred Stock (a)(d)(f)	5/29/2025	105,233	2,195,003	2,195,003
			5,306,826	5,545,003
INFORMATION TECHNOLOGY — 0.1%
ICON Technology, Inc., Common Stock (a)(d)(f)	5/30/2024	54,372	890,699	369,000

TOTAL DIRECT INVESTMENTS			26,197,510	31,699,988

PRIMARY FUND INVESTMENTS — 26.2%
AEROSPACE AND DEFENSE — 0.6%
AE Industrial Partners Aerospace Leasing Fund II-A, LP (a)(b)(c)(d)	6/20/2025	—	1,329,847	2,522,904
Snowpoint Ventures II – S&T, LP (a)(b)(c)(d)	7/14/2025	—	2,040,000	1,884,825
			3,369,847	4,407,729
BIOTECHNOLOGY — 1.3%
Janus Henderson Biotech Innovation Fund LLC, Standard Class A (a)(c)(d)	8/29/2025	1,643	6,000,000	9,264,711

CONSUMER DISCRETIONARY — 1.4%
Arctos American Football Fund Feeder, LP (a)(b)(c)(d)	6/6/2025	—	7,492,967	7,449,154
BITKRAFT Ventures Fund III, LP (a)(b)(c)(d)	2/24/2026	—	1,675,000	2,297,990
VMG Consumer VI, LP (a)(b)(c)(d)	10/15/2025	—	337,168	228,112
			9,505,135	9,975,256
CREDIT — 4.2%
Audax Senior Loan Fund I, LP (a)(b)(c)(d)	1/1/2025	—	4,487,753	5,009,051
DSC Meridian Credit Opportunities Offshore Fund LTD, Founders Class (a)(c)(d)	6/3/2025	5,000	5,000,000	5,384,897
Palmer Square Income Plus Fund LLC, Class A (a)(b)(c)(d)	3/15/2024	—	5,000,000	5,461,923
Park Square Capital Credit Investments SCSp, SICAV-RAIF – Credit Partners Evergreen (a)(c)(d)	1/29/2025	42,220	5,000,000	5,278,740
See accompanying notes to consolidated financial statements.
[10]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
PRIMARY FUND INVESTMENTS — 26.2% (Continued)
CREDIT — 4.2% (Continued)
Platinum Credit Opportunities Fund, LP (a)(b)(c)(d)	10/25/2024	—	$2,710,315	$3,255,409
Tacora Capital II, LP (a)(b)(c)(d)	3/12/2025	—	4,151,488	4,328,075
			26,349,556	28,718,095
DIVERSIFIED — 3.8%
26N Private Equity Partners I LP (a)(b)(c)(d)	3/25/2025	—	837,218	960,691
Capstone Dispersion Fund (US) LP (a)(b)(c)(d)	9/1/2024	—	6,036,477	6,397,034
H.I.G. Capital Partners VII-B, LP (a)(b)(c)(d)	3/31/2025	—	225,000	161,378
H.I.G. Small-Cap & Growth Buyout Fund IV, LP (a)(b)(c)(d)	3/30/2026	—	250,000	198,061
Reveille VC Fund I, LP (a)(b)(c)(d)	1/26/2026	—	750,000	643,163
Saba Capital Carry Neutral Tail Hedge Partners, LP (a)(b)(c)(d)	7/1/2024	—	3,500,000	3,326,333
Sage Equity Investors Side, LP (a)(b)(c)(d)	2/10/2026	—	1,638,990	2,216,163
SQ Capital Fund I-A, LP (a)(b)(c)(d)	12/23/2025	—	500,000	720,447
Star Mountain CFO I Subordinated Note Feeder (Onshore), LP (a)(b)(c)(d)	3/10/2026	—	8,250,000	8,250,000
The Veritas Capital Partners IX, LP (a)(b)(c)(d)	8/4/2025	—	310,329	(5,007)
TowerBrook Structured Opportunities Fund III (892), LP (a)(b)(c)(d)	1/10/2025	—	2,573,972	2,980,054
Trivest Growth Investment Fund III-A, LP (a)(b)(c)(d)	4/17/2025	—	396,654	335,426
			25,268,640	26,183,743
ENERGY — 4.4%
EnCap Energy Capital Fund XII-B, LP (a)(b)(c)(d)	11/8/2024	—	6,542,273	8,599,265
Five Point Water Management and Sustainable Infrastructure Fund IV LP (a)(b)(c)(d)	10/3/2024	—	1,315,796	3,133,509
Quantum Parallel Partners VIII-D, LP (a)(b)(c)(d)	9/11/2024	—	7,356,774	9,143,472
Westwood Energy Secondaries Fund II, LLC (a)(b)(c)(d)(e)	12/29/2025	—	10,000,000	10,000,000
			25,214,843	30,876,246
FINANCIALS — 1.5%
Blue Owl GP Stakes Atlas Fund III Offshore Investors LP (a)(b)(c)(d)	9/5/2025	—	5,076,195	6,204,909
Dawson Partners (Canyon) LP (a)(b)(c)(d)(h)	—	—	—	(131,700)
GCM Grosvenor Elevate Feeder Fund I, LP (a)(b)(c)(d)	8/2/2024	—	4,450,488	3,258,682
HPC Preferred Opportunities, LP (a)(b)(c)(d)	3/21/2026	—	1,047,900	1,047,900
Petershill PES II Offshore SCSp (a)(b)(c)(d)	5/30/2025	—	417,732	(166,216)
			10,992,315	10,213,575
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 202[6]	[11]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
PRIMARY FUND INVESTMENTS — 26.2% (Continued)
HEALTHCARE — 0.0%
OrbiMed RCO V Offshore Feeder, LP (a)(b)(c)(d)(i)	—	—	$—	$(59,795)
Revelstoke Capital Partners Fund IV, LP (a)(b)(c)(d)(j)	—	—	—	(65,579)
			—	(125,374)
HOTELS, RESTAURANTS & LEISURE — 0.3%
F&S I Blocker Member, LLC (a)(b)(c)(d)	11/1/2024	—	2,859,375	2,104,812
INFORMATION TECHNOLOGY — 8.7%
General Catalyst Group XII, LP (a)(b)(c)(d)	10/17/2024	—	4,088,889	6,259,408
H. Barton Venture Select V, LLC (a)(b)(c)(d)	4/18/2024	—	1,710,000	2,082,810
Hedosophia Partners VI LP, Series B (a)(b)(c)(d)	12/5/2025	—	7,500,000	10,138,463
Khosla Ventures IX, LP (a)(b)(c)(d)	9/19/2025	—	1,932,000	1,870,940
Khosla Ventures Opportunity III, LP (a)(b)(c)(d)	9/23/2025	—	2,280,000	2,668,158
Khosla Ventures Seed G, LP (a)(b)(c)(d)	9/22/2025	—	820,000	836,000
M13 Ventures IV, LP (a)(b)(c)(d)	11/25/2024	—	2,912,500	2,940,658
Series X Capital Fund I, LP (a)(b)(c)(d)	7/3/2025	—	3,575,000	3,234,741
Socratic Partners I LP (a)(b)(c)(d)	3/17/2026	—	840,132	840,132
SQ Capital Fund I Holdings A, LP (a)(b)(c)(d)	12/10/2025	—	7,305,011	7,805,940
Tamarack Global Opportunities II, LP (a)(b)(c)(d)	8/1/2024	—	4,125,000	15,992,620
Upfront VIII, LP (a)(b)(c)(d)	7/17/2025	—	818,177	697,951
Vista Equity Partners Fund VIII-A, LP (a)(b)(c)(d)	7/31/2024	—	3,171,935	3,697,980
XPV Fund 1, LP (a)(b)(c)(d)	11/26/2025	—	1,700,000	1,557,037
			42,778,644	60,622,838
TOTAL PRIMARY FUND INVESTMENTS			152,338,355	182,241,631

SECONDARY FUND INVESTMENTS — 21.1%
CONSUMER DISCRETIONARY — 1.5%
Arctos Sports Partners Fund I, LP (a)(b)(c)(d)(e)	7/1/2024	—	8,428,848	10,403,100

DIVERSIFIED — 4.9%
Dawson Rated Fund 6-R1 Holdings LP, Class B (a)(b)(c)(d)(e)	9/30/2024	—	4,251,483	4,772,081
Gordon Holdings (Offshore) I LP (a)(b)(c)(d)	3/26/2024	—	9,602,019	15,056,971
Sycamore Partners III, LP (a)(b)(c)(d)(e)	9/30/2025	—	10,291,390	14,355,513
			24,144,892	34,184,565
FINANCIALS — 14.0%
Blackstone Strategic Capital Holdings (Cayman) LP (a)(b)(c)(d)	6/30/2025	—	6,757,695	8,259,795
See accompanying notes to consolidated financial statements.
[12]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)
	Acquisition Date	Shares	Cost	Value
PRIVATE INVESTMENTS — 94.0% (Continued)
SECONDARY FUND INVESTMENTS — 21.1% (Continued)
FINANCIALS — 14.0% (Continued)
Blackstone Strategic Capital Holdings LP (a)(b)(c)(d)(e)	12/30/2024	—	$11,355,114	$15,102,975
Blue Owl GP Stakes Atlas Fund I Offshore Investors LP (a)(b)(c)(d)	8/6/2024	—	20,803,702	26,464,143
Blue Owl GP Stakes II Offshore Investors LP (a)(b)(c)(d)	11/3/2025	—	2,408,086	3,311,262
Blue Owl GP Stakes II Pension Investors LP (a)(b)(c)(d)	4/1/2024	—	2,059,594	2,846,986
Blue Owl GP Stakes IV Offshore Investors, LP (a)(b)(c)(d)	4/1/2025	—	2,653,903	3,724,533
Blue Owl GP Stakes IV US Investors, LP (a)(b)(c)(d)(e)	9/30/2024	—	5,545,292	10,707,112
Blue Owl GP Stakes Offshore Investors LP (a)(b)(c)(d)	4/1/2024	—	5,309,431	10,587,053
Blue Owl GP Stakes US Investors LP (a)(b)(c)(d)(e)	1/1/2025	—	897,021	1,870,256
Bonaccord Capital Partners I-A, LP (a)(b)(d)(e)(f)	3/12/2026	—	2,711,722	2,711,722
BSP Pioneer Investors Feeder, LP (a)(b)(c)(d)	9/29/2025	—	4,579,881	5,056,789
Petershill Private Equity Seeding Offshore SCSp (a)(b)(c)(d)	7/2/2024	—	4,096,126	6,498,406
			69,177,567	97,141,032
INFORMATION TECHNOLOGY — 0.7%
NEA Secondary Opportunity Fund, LP (a)(b)(c)(d)	7/17/2024	—	2,162,705	4,935,884

TOTAL SECONDARY FUND INVESTMENTS			103,914,012	146,664,581

TOTAL PRIVATE INVESTMENTS			$516,140,991	$653,730,945
MONEY MARKET SECURITIES — 4.0%	Shares	Cost	Value
Federated Government Obligations – Premier Class, 3.58% (k)	27,628,121	$27,628,121	$27,628,121

TOTAL INVESTMENTS AT VALUE — 101.1%		$566,788,590	$702,655,227

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1%)			(7,623,647)

NET ASSETS — 100.0%			$695,031,580

(a)   Non-income producing security.

(b)   Investment does not issue shares.

(c)   Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to Consolidated Financial Statements for respective investment strategies, unfunded commitments, and redemption restrictions.

(d)   Restricted investments as to resale (see Note 2).

See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 202[6]	[13]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026 (Continued)

(e)   All or a portion of the security is held through a wholly-owned consolidated Subsidiary, CAZ SOF Opportunistic Blocker LLC (see Note 1).

(f)    Level 3 securities fair valued using significant unobservable inputs (see Note 2).

(g)   Investment is indirectly held through the Fund’s investment in Equitime Blocker I Incorporated.

(h)   As of March 31, 2026, $10,000,000 has been committed for this investment but has not yet been funded by the Fund. There is an unrealized loss of $131,700 allocated to this investment due to expenses applied in advance of called capital.

(i)    As of March 31, 2026, $10,000,000 has been committed for this investment but has not yet been funded by the Fund. There is an unrealized loss of $59,795 allocated to this investment due to expenses applied in advance of called capital.

(j)    As of March 31, 2026, $5,000,000 has been committed for this investment but has not yet been funded by the Fund. There is an unrealized loss of $65,579 allocated to this investment due to expenses applied in advance of called capital.

(k)   The rate shown is the 7-day effective yield as of March 31, 2026.

(l)    Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates. The note bears interest at the mid-term applicable federal rate. The rate shown represents the rate on March 31, 2026.

LLC — Limited Liability Company

LP — Limited Partnerships

BDC — Business Development Company

SPV — Special Purpose Vehicle

See accompanying notes to consolidated financial statements.
[14]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES March 31, 2026
Assets
Investments in securities:
Investments at cost	$566,788,590
Investments at value	$702,655,227
Cash	222,768
Receivable for capital shares sold	1,856,798
Due from broker	1,293,070
Prepaid expenses	1,178,513
Deferred financing costs, net (accumulated amortization of $199,936)	597,495
Dividends and interest receivable	380,530
Prepaid income tax (Note 2)	275,884
Total Assets	708,460,285

Liabilities
Payable for capital shares repurchased	3,254,476
Deferred tax liability (Note 2)	3,930,911
Due to broker	2,512,963
Current tax liability (Note 2)	2,185,444
Payable to Adviser (Note 4)	515,218
Accrued sub-accounting, sub-transfer agent, and shareholder servicing fees (Note 4)	348,590
Payable to administrator (Note 4)	292,978
Accrued professional fees	51,144
Accrued shareholder servicing fees, Class R (Note 4)	17,265
Accrued distribution fees, Class A (Note 4)	3,301
Other accrued expenses	316,415
Total Liabilities	13,428,705
Contingencies and Commitments (Note 7)

Net Assets	$695,031,580

Net Assets Consist of:
Paid-in capital	$568,561,403
Distributable earnings	126,470,177
Net Assets	$695,031,580

Pricing of Class A Shares
Net assets applicable to Class A Shares	$6,849,452
Class A Shares outstanding (no par value, unlimited number of shares authorized)	241,860
Net asset value, offering and repurchase price per share (a) (Note 2)	$28.32
Maximum sales charge	3.00%
Maximum offering price per share	$29.20
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[15]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES March 31, 2026 (Continued)
Pricing of Class E Shares
Net assets applicable to Class E Shares	$107,965,101
Class E Shares outstanding (no par value, unlimited number of shares authorized)	3,775,015
Net asset value, offering and repurchase price per share (a) (Note 2)	$28.60

Pricing of Class F Shares
Net assets applicable to Class F Shares	$202,909,378
Class F Shares outstanding (no par value, unlimited number of shares authorized)	7,094,647
Net asset value, offering and repurchase price per share (a) (Note 2)	$28.60

Pricing of Class I Shares
Net assets applicable to Class I Shares	$329,552,024
Class I Shares outstanding (no par value, unlimited number of shares authorized)	11,606,890
Net asset value, offering and repurchase price per share (a) (Note 2)	$28.39

Pricing of Class R Shares
Net assets applicable to Class R Shares	$47,755,625
Class R Shares outstanding (no par value, unlimited number of shares authorized)	1,691,994
Net asset value, offering and repurchase price per share (a) (Note 2)	$28.22

(a)   Early repurchase fee may apply to tender of shares held for less than one year (Note 8).

See accompanying notes to consolidated financial statements.
[16]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended March 31, 2026
Investment Income
Dividend income from investments	$1,988,943
Distribution income from Private Investments (net of foreign withholding tax of $57,044)	127,504
Total Investment Income	2,116,447

Expenses
Investment management fees (Note 4)	5,318,348
Administration fees (Note 4)	831,789
Prior investment management fees recouped by the Adviser (Note 4)	770,824
Line of credit non-use fee	498,472
Legal fees	485,075
Investment subclose interest expense	355,982
Sub-accounting, sub-transfer agent, and shareholder servicing fees (Note 4)	330,361
Amortization of deferred financing costs	199,936
Transfer agent fees and expenses (Note 4)	190,375
Trustees’ fees (Note 4)	161,059
Fund accounting fees (Note 4)	120,023
Audit and tax services fees	117,466
Certifying financial officer fees (Note 4)	113,009
Shareholder servicing fees, Class R (Note 4)	91,798
Registration and filing fees	86,923
Line of credit interest expense	69,345
Compliance fees (Note 4)	60,450
Distribution fees, Class A (Note 4)	20,398
Excise tax	4,962
Other expenses	378,170
Total Expenses, Before Taxes	10,204,765
Investment management fees waived and expenses reimbursed by the Adviser (Note 4)	(139,295)
Class E other expenses reimbursed by the Adviser (Note 4)	(98,915)
Class F other expenses reimbursed by the Adviser (Note 4)	(587,016)
Net Expenses, Before Taxes	9,379,539

Net Investment Loss, Before Taxes	(7,263,092)
Income tax benefit/(expense)	(130,634)
Net Investment Loss, Net of Taxes	(7,393,726)
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[17]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended March 31, 2026 (Continued)
Realized and Unrealized Gains (Losses)
Net realized gains (losses) from:
Investments	9,087,809
Foreign currency transactions	(1,136)
Income tax benefit/(expense) on realized investments	(2,054,810)
Net realized gain, net of income tax benefit/(expense)	7,031,863
Net change in unrealized appreciation (depreciation) on:
Investments	108,309,987
Income tax benefit/(expense) on unrealized investments	(981,613)
Net change in unrealized appreciation (depreciation), net of income tax benefit/(expense)	107,328,374
Net Realized and Unrealized Gains (Losses), Net of Income Tax Benefit/(Expense)	114,360,237

Net Increase in Net Assets Resulting from Operations	$106,966,511
See accompanying notes to consolidated financial statements.
[18]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2026	Year Ended March 31, 2025
From Operations
Net investment income (loss)	$(7,393,726)	$(2,440,658)
Net realized gains (losses) from investments and foreign currency transactions	9,086,673	(103,474)
Income tax benefit/(expense) on realized investments	(2,054,810)	(2,949,298)
Net change in unrealized appreciation (depreciation) on investments	108,309,987	27,545,885
Income tax benefit/(expense) on unrealized investments	(981,613)	—
Net increase in net assets resulting from operations	106,966,511	22,052,455

From Distributions to Shareholders (Note 2)
Class A	(49,362)	N/A
Class E	(589,439)	—
Class F	(1,391,830)	—
Class I	(2,051,722)	—
Class R	(339,661)	—
Decrease from distributions to shareholders	(4,422,014)	—

Capital Share Transactions
Class A
Proceeds from shares sold	5,976,497 (a)	N/A
Reinvestment of distributions	21 (a)	N/A
Net increase in Class A net assets from capital share transactions	5,976,518 (a)	N/A

Class E
Proceeds from shares sold	91,897,517	2,840,000	(b)
Reinvestment of distributions	224,860	—
Payments for shares repurchased	(901,174)	—
Net increase in Class E net assets from capital share transactions	91,221,203	2,840,000	(b)

Class F
Proceeds from shares sold	63,313,713	103,140,000	(c)
Reinvestment of distributions	273,455	—
Shares exchanged	(707,458)	—
Proceeds from early repurchase fees collected (Notes 2 and 8)	2,021	6,759	(c)
Payments for shares repurchased	(3,358,590)	(337,966	)(c)
Net increase in Class F net assets from capital share transactions	59,523,141	102,808,793	(c)
See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[19]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended March 31, 2026		Year Ended March 31, 2025
Class I
Proceeds from shares sold	173,559,253		44,461,559
Reinvestment of distributions	1,938,662		—
Shares exchanged	1,343,812		27,525
Proceeds from early repurchase fees collected (Notes 2 and 8)	3,714		—
Payments for shares repurchased	(1,310,950)		—
Net increase in Class I net assets from capital share transactions	175,534,491		44,489,084

Class R
Proceeds from shares sold	12,720,802		24,260,252
Reinvestment of distributions	269,571		—
Shares exchanged	(636,354)		(27,525)
Proceeds from early repurchase fees collected (Notes 2 and 8)	3,534		7,881
Payments for shares repurchased	(999,753)		(679,280)
Net increase in Class R net assets from capital share transactions	11,357,800		23,561,328

Total Increase in Net Assets	446,157,650		195,751,660

Net Assets
Beginning of period	$248,873,930		$53,122,270
End of period	$695,031,580		$248,873,930

Capital Share Activity
Class A
Shares sold	241,859	(a)	N/A
Shares reinvested	1	(a)	N/A
Net increase in shares outstanding	241,860	(a)	N/A
Shares outstanding, beginning of period	—	(a)	N/A
Shares outstanding, end of period	241,860	(a)	N/A

Class E
Shares sold	3,674,111		125,399	(b)
Shares reinvested	8,668		—	(b)
Shares repurchased	(33,163)		—	(b)
Net increase in shares outstanding	3,649,616		125,399	(b)
Shares outstanding, beginning of period	125,399		—	(b)
Shares outstanding, end of period	3,775,015		125,399	(b)

See accompanying notes to consolidated financial statements.
[20]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended March 31, 2026	Year Ended March 31, 2025
Class F
Shares sold	2,532,787	4,722,612	(c)
Shares reinvested	10,546	—	(c)
Shares exchanged	(27,284)	—	(c)
Shares repurchased	(129,288)	(14,726	)(c)
Net increase in shares outstanding	2,386,761	4,707,886	(c)
Shares outstanding, beginning of period	4,707,886	—	(c)
Shares outstanding, end of period	7,094,647	4,707,886	(c)

Class I
Shares sold	7,014,156	1,992,505
Shares reinvested	75,317	—
Shares exchanged	52,313	1,248
Shares repurchased	(49,149)	—
Net increase in shares outstanding	7,092,637	1,993,753
Shares outstanding, beginning of period	4,514,253	2,520,500
Shares outstanding, end of period	11,606,890	4,514,253

Class R
Shares sold	512,085	1,135,109
Shares reinvested	10,522	—
Shares exchanged	(24,955)	(1,250)
Shares repurchased	(40,499)	(29,767)
Net increase in shares outstanding	457,153	1,104,092
Shares outstanding, beginning of period	1,234,841	130,749
Shares outstanding, end of period	1,691,994	1,234,841

(a)   Represents the period from the commencement date of operations May 1, 2025 through March 31, 2026 for Class A.

(b)   Represents the period from the commencement date of operations December 1, 2024 through March 31, 2025 for Class E.

(c)   Represents the period from the commencement date of operations June 1, 2024 through March 31, 2025 for Class F.

See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[21]

CAZ STRATEGIC OPPORTUNITIES FUND CONSOLIDATED STATEMENT OF CASH FLOWS For the Year Ended March 31, 2026
Cash flows from operating activities
Net increase in net assets from operations	$106,966,511

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net of payable for investment securities purchased	(392,182,012)
Sales of investments	9,996,550
Sales of short-term investments, net	3,816,412
Return of capital distributions	40,198,347
Net realized gains on investments	(9,087,809)
Net change in unrealized appreciation on investments	(108,309,987)
Amortization of deferred financing costs	199,936
(Increase)/Decrease in Assets:
Increase in due from broker	(1,293,070)
Increase in dividend and interest receivable	(226,947)
Increase in prepaid income tax	(275,884)
Increase in prepaid expenses	(1,140,194)
Increase/(Decrease) in Liabilities:
Increase in due to broker	2,512,963
Increase in payable to Adviser	237,833
Increase in payable to administrator	255,874
Increase in current tax liability	2,072,089
Increase in deferred tax liability	981,613
Increase in accrued shareholder servicing fees	11,465
Increase in accrued distribution fees	3,301
Decrease in accrued professional fees	(82,722)
Increase in accrued sub-accounting, sub-transfer agent, and shareholder servicing fees	348,590
Increase in other accrued expenses	309,724
Net cash used in operating activities	$(344,687,417)

Cash flows from financing activities
Line of credit draw	10,000,000
Line of credit paydown	(10,000,000)
Proceeds from issuance of shares, net of change in receivable for capital shares sold	345,615,104
Proceeds from early repurchase fees collected	9,269
Cash payments related to deferred financing costs	(797,431)
Distributions to shareholders, net of reinvestment of distributions	(1,715,445)
Payment for shares repurchased, net of payable for capital shares repurchased	(4,318,597)
Net cash provided by financing activities	$338,792,900

Net change in cash	$(5,894,517)
Cash at beginning of year	$6,117,285
Cash at end of year	$222,768

Supplemental disclosure of non-cash activity:
Reinvestment of distributions from underlying investments	$5,353,559
Reinvestment of Fund distributions to shareholders	$2,706,569
In-kind return of capital distribution	$215,509

Supplemental disclosure:
Cash paid interest expense	$69,345
Income taxes paid	$45,000
See accompanying notes to consolidated financial statements.
[22]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CLASS A SHARES Consolidated Financial Highlights

Per Share Data for a Share Outstanding Throughout The Period

	Period Ended March 31, 2026*(a)
Net asset value at beginning of period	$23.58

Income (loss) from investment operations:
Net investment loss (b)(c)	(0.54)
Net realized and unrealized gains (losses) on investments	5.49
Total from investment operations	4.95

Less distributions from:
Net realized capital gains	(0.21)
Total from distributions	(0.21)

Net asset value at end of period	$28.32

Total return (d)	21.09	%(e)

Net assets at end of period (000’s)	$6,849

Ratios/supplementary data:

Ratios to average net assets (f)(j):
Expenses before fees waived (g)	2.77	%(h)
Expenses after fees waived (g)(i)	2.77	%(h)
Expenses after fees waived and including taxes from realized and unrealized investments (g)(i)	3.50	%(h)

Ratio of net investment loss (b)(g)(i)	(2.33	%)(h)
Ratio of net investment loss including taxes from realized and unrealized investments (b)(g)(i)	(3.06	%)(h)

Portfolio turnover rate	2	%(e)

Credit Facility, end of period
Total borrowings (000s)	—
Asset coverage per $1,000 unit of indebtedness (k)	—
Asset coverage ratio of indebtedness	0%

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon these net asset values may differ from the net asset values and returns for shareholder transactions.

(a)    Represents the period from the commencement date of operations May 1, 2025 through March 31, 2026.

(b)    Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investments in which the Fund invests. The ratio of net investment loss does not include the net investment income (loss) of the investments in which the Fund invests.

(c)    Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(d)    Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the repurchase of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(e)    Not annualized.

(f)     All expense ratios include interest expense. If interest expense had been excluded, the expense ratios would have decreased by 0.09% for the period ended March 31, 2026.

(g)    The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.5% and performance fees of 0.0% to 30.0%.

(h)    Annualized.

(i)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(j)     Includes income tax benefit/(expense) of 0.03% for the period ended March 31, 2026.

(k)     Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[23]

CAZ STRATEGIC OPPORTUNITIES FUND CLASS E SHARES Consolidated Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31, 2026*	Period Ended March 31, 2025*(a)
Net asset value at beginning of period	$23.58	$22.25

Income (loss) from investment operations:
Net investment loss (b)(c)	(0.39)	(0.15)
Net realized and unrealized gains (losses) on investments	5.62	1.48
Total from investment operations	5.23	1.33

Less distributions from:
Net realized capital gains	(0.21)	—
Total from distributions	(0.21)	—

Net asset value at end of period	$28.60	$23.58

Total return (d)	22.28%	5.98	%(e)

Net assets at end of period (000’s)	$107,965	$2,957

Ratios/supplementary data**:

Ratios to average net assets (f)(j):
Expenses before fees waived (g)	2.04%	2.45	%(h)
Expenses after fees waived (g)(i)	1.84%	2.35	%(h)
Expenses after fees waived and including taxes from realized and unrealized investments (g)(i)	2.52%	8.06	%(h)

Ratio of net investment loss (b)(g)(i)	(1.55%)	(1.86	%)(h)
Ratio of net investment loss including taxes from realized and unrealized investments (b)(g)(i)	(2.22%)	(7.55	%)(h)

Portfolio turnover rate	2%	3	%(e)

Credit Facility, end of period
Total borrowings (000s)	—	—
Asset coverage per $1,000 unit of indebtedness (k)	—	—
Asset coverage ratio of indebtedness	0%	0%

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon these net asset values may differ from the net asset values and returns for shareholder transactions.

** The prior year presentation has been adjusted to conform to current year presentation.

(a)    Represents the period from the commencement date of operations December 1, 2024 through March 31, 2025.

(b)    Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investments in which the Fund invests. The ratio of net investment loss does not include the net investment income (loss) of the investments in which the Fund invests.

(c)    Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(d)    Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the repurchase of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(e)    Not annualized.

(f)     All expense ratios include interest expense. If interest expense had been excluded, the expense ratios would have decreased by 0.09% and 0.22% for the year ended March 31, 2026 and period ended March 31, 2025, respectively.

(g)    The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.5% and performance fees of 0.0% to 30.0%.

(h)    Annualized.

(i)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(j)     Includes income tax benefit/(expense) of 0.03% and 0.16% for the year ended March 31, 2026 and period ended March 31, 2025, respectively.

(k)     Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See accompanying notes to consolidated financial statements.
[24]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CLASS F SHARES Consolidated Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31, 2026*	Period Ended March 31, 2025*(a)
Net asset value at beginning of period	$23.54	$21.68

Income (loss) from investment operations:
Net investment loss (b)(c)	(0.31)	(0.31)
Net realized and unrealized gains (losses) on investments	5.58	2.15
Total from investment operations	5.27	1.84

Less distributions from:
Net realized capital gains	(0.21)	—
Total from distributions	(0.21)	—

Proceeds from early repurchase fees collected (Notes 2 and 8)	0.00 (d)	0.02

Net asset value at end of period	$28.60	$23.54

Total return (e)	22.48%	8.58	%(f)

Net assets at end of period (000’s)	$202,909	$110,844

Ratios/supplementary data**:

Ratios to average net assets (g)(k):
Expenses before fees waived (h)	1.77%	3.00	%(i)
Expenses after fees waived (h)(j)	1.37%	2.65	%(i)
Expenses after fees waived and including taxes from realized and unrealized investments (h)(j)	2.05%	4.90	%(i)

Ratio of net investment loss (b)(h)(j)	(1.26%)	(1.67	%)(i)
Ratio of net investment loss including taxes from realized and unrealized investments (b)(h)(j)	(1.93%)	(3.93	%)(i)

Portfolio turnover rate	2%	3	%(f)

Credit Facility, end of period
Total borrowings (000s)	—	—
Asset coverage per $1,000 unit of indebtedness (l)	—	—
Asset coverage ratio of indebtedness	0%	0%

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon these net asset values may differ from the net asset values and returns for shareholder transactions.

** The prior year presentation has been adjusted to conform to current year presentation.

(a)    Represents the period from the commencement date of operations June 1, 2024 through March 31, 2025.

(b)    Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investments in which the Fund invests. The ratio of net investment loss does not include the net investment income (loss) of the investments in which the Fund invests.

(c)    Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(d)    Amount rounds to less than $0.01 per share.

(e)    Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the repurchase of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(f)     Not annualized.

(g)    All expense ratios include interest expense. If interest expense had been excluded, the expense ratios would have decreased by 0.10% and 0.68% for the year ended March 31, 2026 and period ended March 31, 2025, respectively.

(h)    The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.5% and performance fees of 0.0% to 30.0%.

(i)     Annualized.

(j)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(k)     Includes income tax benefit/(expense) of 0.03% and 0.09% for the year ended March 31, 2026 and period ended March 31, 2025, respectively.

(l)     Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[25]

CAZ STRATEGIC OPPORTUNITIES FUND CLASS I SHARES Consolidated Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31, 2026*	Year Ended March 31, 2025*	Period Ended March 31, 2024*(a)
Net asset value at beginning of period	$23.51	$20.04	$20.00

Income (loss) from investment operations:
Net investment income (loss) (b)(c)	(0.46)	(0.35)	0.03
Net realized and unrealized gains (losses) on investments	5.55	3.82	0.01
Total from investment operations	5.09	3.47	0.04

Less distributions from:
Net realized capital gains	(0.21)	—	—
Total from distributions	(0.21)	—	—

Proceeds from early repurchase fees collected (Notes 2 and 8)	0.00 (d)	—	—

Net asset value at end of period	$28.39	$23.51	$20.04

Total return (e)	21.75%	17.37%	0.20	%(f)

Net assets at end of period (000’s)	$329,552	$106,137	$50,503

Ratios/supplementary data**:

Ratios to average net assets (g)(l):
Expenses before fees waived (h)	2.64%	3.18%	6.05	%(i)
Expenses after fees waived (h)(j)	2.57%	2.92%	2.25	%(k)
Expenses after fees waived and including taxes from realized and unrealized investments (h)(j)	3.25%	4.80%	2.25	%(k)

Ratio of net investment income (loss) (b)(h)(j)	(1.85%)	(1.60%)	1.97	%(k)
Ratio of net investment income (loss) including taxes from realized and unrealized investments to average net assets (b)(h)(j)	(2.52%)	(3.48%)	1.97	%(k)

Portfolio turnover rate	2%	3%	0	%(f)

Credit Facility, end of period
Total borrowings (000s)	—	—	—
Asset coverage per $1,000 unit of indebtedness (m)	—	—	—
Asset coverage ratio of indebtedness	0%	0%	0%

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon these net asset values may differ from the net asset values and returns for shareholder transactions.

** The prior year presentation has been adjusted to conform to current year presentation.

(a)    Represents the period from the commencement date of operations March 1, 2024 through March 31, 2024.

(b)    Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investments in which the Fund invests. The ratio of net investment income (loss) does not include the net investment income (loss) of the investments in which the Fund invests.

(c)    Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(d)    Amount rounds to less than $0.01 per share.

(e)    Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the repurchase of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(f)     Not annualized.

(g)    All expense ratios include interest expense. If interest expense had been excluded, the expense ratios would have decreased by 0.11%, 0.66% and 0.00% for the years ended March 31, 2026 and 2025 and period ended March 31, 2024, respectively.

(h)    The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.5% and performance fees of 0.0% to 30.0%.

(i)     Annualized, except for non-recurring organizational expenses.

(j)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(k)    Annualized.

(l)     Includes income tax benefit/(expense) of 0.03%, 0.07% and 0.00% for the years ended March 31, 2026 and 2025 and period ended March 31, 2024, respectively.

(m)   Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See accompanying notes to consolidated financial statements.
[26]	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND CLASS R SHARES Consolidated Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31, 2026*	Year Ended March 31, 2025*	Period Ended March 31, 2024*(a)
Net asset value at beginning of period	$23.43	$20.03	$20.00

Income (loss) from investment operations:
Net investment income (loss) (b)(c)	(0.51)	(0.44)	0.03
Net realized and unrealized gains (losses) on investments	5.51	3.83	—	(d)
Total from investment operations	5.00	3.39	0.03

Less distributions from:
Net realized capital gains	(0.21)	—	—
Total from distributions	(0.21)	—	—

Proceeds from early repurchase fees collected (Notes 2 and 8)	0.00 (d)	0.01	—

Net asset value at end of period	$28.22	$23.43	$20.03

Total return (e)	21.44%	16.97%	0.15	%(f)

Net assets at end of period (000’s)	$47,756	$28,936	$2,619

Ratios/supplementary data**:

Ratios to average net assets (g)(l):
Expenses before fees waived (h)	2.76%	3.38%	6.30	%(i)
Expenses after fees waived (h)(j)	2.76%	3.22%	2.50	%(k)
Expenses after fees waived and including taxes from realized and unrealized investments (h)(j)	3.43%	5.09%	2.50	%(k)

Ratio of net investment income (loss) (b)(h)(j)	(2.08%)	(2.02%)	1.72	%(k)
Ratio of net investment income (loss) including taxes from realized and unrealized investments (b)(h)(j)	(2.75%)	(3.91%)	1.72	%(k)

Portfolio turnover rate	2%	3%	0	%(f)

Credit Facility, end of period
Total borrowings (000s)	—	—	—
Asset coverage per $1,000 unit of indebtedness (m)	—	—	—
Asset coverage ratio of indebtedness	0%	0%	0%

*   Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon these net asset values may differ from the net asset values and returns for shareholder transactions.

** The prior year presentation has been adjusted to conform to current year presentation.

(a)    Represents the period from the commencement date of operations March 1, 2024 through March 31, 2024.

(b)    Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investments in which the Fund invests. The ratio of net investment income (loss) does not include the net investment income (loss) of the investments in which the Fund invests.

(c)    Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(d)    Amount rounds to less than $0.01 per share.

(e)    Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the repurchase of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(f)     Not annualized.

(g)    All expense ratios include interest expense. If interest expense had been excluded, the expense ratios would have decreased by 0.10%, 0.71% and 0.00% for the years ended March 31, 2026 and 2025 and period ended March 31, 2024, respectively.

(h)    The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.5% and performance fees of 0.0% to 30.0%.

(i)     Annualized, except for non-recurring organizational expenses.

(j)     Ratio was determined after management fees waived and expense reimbursements (Note 4).

(k)    Annualized.

(l)     Includes income tax benefit/(expense) of 0.03%, 0.07% and 0.00% for the years ended March 31, 2026 and 2025 and period ended March 31, 2024, respectively.

(m)   Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See accompanying notes to consolidated financial statements.
Annual Report Dated March 31, 2026	[27]

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026

1. Organization

CAZ Strategic Opportunities Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 of the 1940 Act. Prior to October 31, 2025, the Fund operated as a “tender offer fund,” and was subject to the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended, with respect to its past tender offers. The Fund’s investment objectives are to seek long-term capital appreciation and current income. The Fund seeks to achieve its investment objective by investing or making capital commitments in a broad cross section of private market assets across multiple strategies, geographies and asset classes. Class I and Class R shares commenced operations on March 1, 2024. Class F shares commenced operations on June 1, 2024. Class E shares commenced operations on December 1, 2024. Class A shares commenced operations on May 1, 2025.

The Fund currently offers six classes of shares: Class D shares and Class R shares are sold without any sales loads and subject to a $2,500 initial investment minimum. Class E shares and Class F shares are sold without any sales loads, but are subject to a $100,000 initial investment minimum. Class I shares are sold without any sales loads, but are subject to a $3,000,000 initial investment minimum. Class A shares are subject to a sales charge of up to 3.00% and a $2,500 initial investment. As of March 31, 2026, Class D has not yet commenced operations.

Consolidation of a Subsidiary — CAZ SOF Opportunistic Blocker LLC (the “Subsidiary”), a Delaware limited liability company and wholly-owned subsidiary of the Fund, was formed on February 25, 2024. These consolidated financial statements include the financial position and the results of operations of the Fund and the Subsidiary. All intercompany balances were eliminated upon consolidation. The Subsidiary has the same investment objective as the Fund. As of March 31, 2026, the net assets of the Subsidiary were $76,766,434, which is 11.05% of the Fund’s net assets.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates — The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents — Idle cash may be swept into various short-term investments, including money market funds or interest bearing overnight demand deposit accounts, in amounts which may exceed insured limits. Amounts swept overnight are available on the next business day.

Valuation of Securities — The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund daily (each, a “Determination Date”).

The valuation of the Fund’s investments is performed in accordance with the Pricing and Fair Valuation Policies (“Valuation Policies”) approved by the Trustees of the Fund (the “Board”), and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. The Board has designated CAZ Investments Registered Adviser LLC (the “Adviser” or “Valuation Designee”), the investment adviser to the Fund, as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Policies.

28	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The Fund’s investments are comprised primarily of instruments for which market prices are not readily available, such as hedge funds and private equity investments, including, but not limited to primary and secondary investments in private equity funds managed by third-party managers, co-investment opportunities, and direct private equity investments. Such investments may be valued at acquisition cost initially until the Valuation Designee determines acquisition cost no longer represents fair market value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant general partner, managing member or affiliated investment adviser of the private investment vehicles, such as private equity funds and private credit funds, in which the Fund invests (the “Investment Funds”) (the “Investment Managers”) as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Managers’ valuations and the relevant Determination Date.

The Valuation Designee may engage the services of a third-party valuation consultant to provide independent valuations on certain of the Fund’s investments, which may include debt and equity securities that are not publicly traded or for which market prices are not readily available. In determining the fair values of these investments, widely recognized market and income valuation methodologies are utilized, which may include, but are not limited to, earnings and multiple analysis and discounted cash flow methodologies. In order to determine a fair value, these methods are applied to the latest information provided by the underlying companies or other business counterparties.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Shares of mutual funds, including money market funds, are valued at their reported NAV. Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Policies. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 — unadjusted quoted prices in active markets for identical assets

•        Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private investments that are measured at fair value using the investments’ pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Annual Report Dated March 31, 2026	29

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of March 31, 2026:

Investments in Securities	Practical Expedient*	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$21,296,161	$—	$—	$21,296,161
Private Investments**	614,149,943	—	—	39,581,002	653,730,945
Money Market Securities	—	27,628,121	—	—	27,628,121
Total	$614,149,943	$48,924,282	$—	$39,581,002	$702,655,227

*   Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

** For a detailed breakout please refer to the Consolidated Schedule of Investments.

The following is additional information regarding investments that are measured at the investment’s pro rata NAV (or its equivalent as practical expedient:

Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
26N Guava Co-Investment Partners LP	Buyout(h)	$7,442,207	$—	None(b)	Not Applicable
26N Jupiter Co-Investment Partners LP	Growth(l)	6,023,253	—	None(b)	Not Applicable
26N Nova Co-Investment Partners LP	Buyout(h)	10,358,319	—	None(b)	Not Applicable
26N Private Equity Partners I LP	Buyout(h)	960,691	6,662,782	None(b)	Not Applicable
ACP Woodlands Feeder LP	Real Estate(n)	13,452,747	—	None(b)	Not Applicable
AE Co-Investment Partners Fund III-R, LP	Growth(l)	3,002,607	—	None(b)	Not Applicable
AE Industrial Partners Aerospace Leasing Fund II-A, LP	Real Assets(i)	2,522,904	7,129,339	None(b)	Not Applicable
Akra Origin Holdings-A, LP	Real Assets(i)	5,091,518	2,341,703	None(b)	Not Applicable
Alta Park Private Opportunities Fund, LP Series IV	Growth(l)	4,993,029	—	None(b)	Not Applicable
APH Extended Value Fund H LP	Buyout(h)	5,809,901	23,618	None(b)	Not Applicable
Arctos American Football Fund Feeder, LP	Professional Sports(c)	7,449,154	17,507,033	None(b)	Not Applicable
Arctos Florida Co-Investment Holdings Feeder, LP	Professional Sports(c)	4,554,340	339,464	None(b)	Not Applicable
Arctos Keystone Atlas Co-Invest A, LP	GP Stakes(d)	6,217,745	—	None(b)	Not Applicable
Arctos Sports Partners Fund I, LP	Professional Sports(c)	10,403,100	1,610,653	None(b)	Not Applicable
30	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Artist Growth Opportunity V LP	Growth(l)	$3,161,761	$—	None(b)	Not Applicable
ASP II AMR Co-Invest, LP	Professional Sports(c)	5,647,253	334,955	None(b)	Not Applicable
ASP II Project Striker Co-Invest, LP	Professional Sports(c)	3,872,900	759,179	None(b)	Not Applicable
Audax Senior Loan Fund I, LP	Credit(j)	5,009,051	—	Quarterly	90 days written notice prior to the last day of a fiscal quarter
BITKRAFT Ventures Fund III, LP	Venture Capital(e)	2,297,990	3,325,000	None(b)	Not Applicable
Blackstone Strategic Capital Holdings (Cayman) LP	GP Stakes(d)	8,259,795	911,647	None(b)	Not Applicable
Blackstone Strategic Capital Holdings II (Vol Co-Invest) LLC	GP Stakes(d)	5,014,104	2,563,712	None(b)	Not Applicable
Blackstone Strategic Capital Holdings LP	GP Stakes(d)	15,102,975	1,542,591	None(b)	Not Applicable
Blue Owl GP Stakes Atlas Fund I Offshore Investors LP	GP Stakes(d)	26,464,143	3,196,297	None(b)	Not Applicable
Blue Owl GP Stakes Atlas Fund III Offshore Investors LP	GP Stakes(d)	6,204,909	14,923,805	None(b)	Not Applicable
Blue Owl GP Stakes II Offshore Investors LP	GP Stakes(d)	3,311,262	758,955	None(b)	Not Applicable
Blue Owl GP Stakes II Pension Investors LP	GP Stakes(d)	2,846,986	614,391	None(b)	Not Applicable
Blue Owl GP Stakes IV Offshore Investors, LP	GP Stakes(d)	3,724,533	3,586,470	None(b)	Not Applicable
Blue Owl GP Stakes IV US Investors, LP	GP Stakes(d)	10,707,112	9,751,013	None(b)	Not Applicable
Blue Owl GP Stakes Offshore Investors LP	GP Stakes(d)	10,587,053	2,575,439	None(b)	Not Applicable
Blue Owl GP Stakes US Investors LP	GP Stakes(d)	1,870,256	446,760	None(b)	Not Applicable
Blue Owl HomeCourt Purple LLC	Professional Sports(c)	13,402,875	—	None(b)	Not Applicable
Bonaccord Pier AH Aggregator, LP	GP Stakes(d)	1,559,091	2,186,364	None(b)	Not Applicable
Bonaccord Pier IH Aggregator, LP	GP Stakes(d)	604,545	1,650,000	None(b)	Not Applicable
BP ACE CV, LP	Growth(l)	2,070,807	1,831,470	None(b)	Not Applicable
BSP Pioneer Investors Feeder, LP	GP Stakes(d)	5,056,789	356,040	None(b)	Not Applicable
Annual Report Dated March 31, 2026	31

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Caffeinated Capital Aven SPV III, LLC	Venture Capital(e)	$3,910,991	$—	None(b)	Not Applicable
Caffeinated Capital Aven SPV IV, LLC	Venture Capital(e)	1,991,568	—	None(b)	Not Applicable
Caffeinated Capital Onebrief SPV, LLC	Growth(l)	4,332,700	—	None(b)	Not Applicable
Caffeinated Capital Playground SPV, LLC	Venture Capital(e)	99,353	—	None(b)	Not Applicable
Caffeinated Capital Saronic SPV, LLC	Venture Capital(e)	4,462,256	—	None(b)	Not Applicable
Caffeinated Capital Varda SPV II, LLC	Venture Capital(e)	3,100,237	—	None(b)	Not Applicable
Capstone Dispersion Fund (US) LP	Derivative(f)	6,397,034	—	Monthly	60 Days Notice
Cogentrix Co-Investment Fund-D, LP	Real Assets(i)	1,728,243	—	None(b)	Not Applicable
Dawson Partners (Canyon) LP	GP Stakes(d)	(131,700)	10,000,000	None(b)	Not Applicable
Dawson Rated Fund 6-R1 Holdings LP, Class B	Secondaries(g)	4,772,081	5,755,905	None(b)	Not Applicable
DSC Meridian Credit Opportunities Offshore Fund LTD, Founders Class	Credit(j)	5,384,897	—	Quarterly	65 days prior to quarter end
EIP Chisos I, LP	Real Assets(i)	1,982,928	29,607	None(b)	Not Applicable
EnCap Energy Capital Fund VIII Co-Investors, LP	Real Assets(i)	616,671	100,806	None(b)	Not Applicable
EnCap Energy Capital Fund VIII Co-Investors, LP	Real Assets(i)	2,055,673	335,322	None(b)	Not Applicable
EnCap Energy Capital Fund XII-B, LP	Real Assets(i)	8,599,265	3,708,632	None(b)	Not Applicable
Endurance Parallel Offshore LP	GP Stakes(d)	7,385,553	65,924	None(b)	Not Applicable
ENR Denali-Avant SPV, LP	Real Assets(i)	3,544,635	1,351,610	None(b)	Not Applicable
F&S I Blocker Member, LLC	Real Estate(n)	2,104,812	12,000,000	None(b)	Not Applicable
Firebird Co-Investment Fund-D, LP	Real Assets(i)	1,033,930	65,968	None(b)	Not Applicable
Five Point Natural Gas Yield Fund II LP	Real Assets(i)	2,523,780	781,838	None(b)	Not Applicable
Five Point Water Management and Sustainable Infrastructure Fund IV LP	Real Assets(i)	3,133,509	2,684,204	None(b)	Not Applicable
GCM Grosvenor Elevate Feeder Fund I, LP	GP Stakes(d)	3,258,682	20,514,485	None(b)	Not Applicable
General Catalyst Group XII, LP	Venture Capital(e)	6,259,408	904,983	None(b)	Not Applicable
32	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Gordon Holdings (Offshore) I LP	Secondaries(g)	$15,056,971	$6,527,275	None(b)	Not Applicable
GPS V, LP	Growth(l)	6,508,126	—	None(b)	Not Applicable
GrowthCurve Capital Destination Co-Invest LP	Buyout(h)	1,468,964	—	None(b)	Not Applicable
H. Barton Venture Select V, LLC	Venture Capital(e)	2,082,810	1,290,000	None(b)	Not Applicable
H.I.G. Capital Partners VII-B, LP	Buyout(h)	161,378	2,775,000	None(b)	Not Applicable
H.I.G. Small-Cap & Growth Buyout Fund IV, LP	Buyout(h)	198,061	9,750,000	None(b)	Not Applicable
Hedosophia Investments VI K LP, Series B	Growth(l)	5,021,120	—	None(b)	Not Applicable
Hedosophia Investments VI M LP, Series B	Growth(l)	5,060,000	—	None(b)	Not Applicable
Hedosophia Partners VI LP, Series B	Growth(l)	10,138,463	5,000,000	None(b)	Not Applicable
Hedosophia SP B LP	Growth(l)	5,727,623	—	None(b)	Not Applicable
HEQ II Co-Investment Fund-D, LP	Real Assets(i)	657,934	361,731	None(b)	Not Applicable
Hercules CV, LP	Real Assets(i)	322,058	361,708	None(b)	Not Applicable
HHC InXpress Group CV, LP	Secondaries(g)	5,611,720	316,768	None(b)	Not Applicable
HPC Preferred Opportunities, LP	GP Stakes(d)	1,047,900	8,952,100	None(b)	Not Applicable
HS Investments VI C, LP	Growth(l)	9,106,605	—	None(b)	Not Applicable
Insight Hideaway Aggregator, LP	Buyout(h)	3,405,775	600,000	None(b)	Not Applicable
Janus Henderson Biotech Innovation Fund LLC, Standard Class A	Long/Short(k)	9,264,711	—	Quarterly	60 days
JCF V Co-Invest E LP	Buyout(h)	2,404,641	—	None(b)	Not Applicable
JCF V Co-Invest River LP	Buyout(h)	5,972,392	—	None(b)	Not Applicable
Khosla Ventures IX, LP	Venture Capital(e)	1,870,940	6,468,000	None(b)	Not Applicable
Khosla Ventures Opportunity III, LP	Venture Capital(e)	2,668,158	5,320,000	None(b)	Not Applicable
Khosla Ventures Seed G, LP	Venture Capital(e)	836,000	3,180,000	None(b)	Not Applicable
LGP Sage CVT Coinvest LP	Growth(l)	1,905,138	100,155	None(b)	Not Applicable
LM Simba CV Feeder LP	Buyout(h)	8,260,003	1,739,997	None(b)	Not Applicable
M13 Ventures IV, LP	Venture Capital(e)	2,940,658	2,087,500	None(b)	Not Applicable
NEA Secondary Opportunity Fund, LP	Venture Capital(e)	4,935,884	62,868	None(b)	Not Applicable
Annual Report Dated March 31, 2026	33

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Neuberger PSG Prima IX LP	Growth(l)	$2,516,327	$—	None(b)	Not Applicable
Olympus Parallel Offshore, LP	GP Stakes(d)	2,114,608	7,785,018	None(b)	Not Applicable
OrbiMed RCO V Offshore Feeder, LP	Credit(j)	(59,795)	10,000,000	None(b)	Not Applicable
Overmatch Apex SPV LLC, Class A	Venture Capital(e)	2,941,176	—	None(b)	Not Applicable
Overmatch Armada SPV B, LLC, Class A Units	Venture Capital(e)	4,000,000	—	None(b)	Not Applicable
PACT-CAZ Offshore Feeder, LP	GP Stakes(d)	872,150	9,234,493	None(b)	Not Applicable
Palmer Square Income Plus Fund LLC, Class A	Credit(j)	5,461,923	—	Bi-Weekly	5 business days written notice
Park Square Capital Credit Investments SCSp, SICAV-RAIF – Credit Partners Evergreen	Credit(j)	5,278,740	—	Monthly	90 days written notice
Petershill PES II Offshore SCSp	GP Stakes(d)	(166,216)	24,582,268	None(b)	Not Applicable
Petershill Private Equity Seeding Offshore SCSp	GP Stakes(d)	6,498,406	3,661,806	None(b)	Not Applicable
Platinum Credit Opportunities Fund, LP	Credit(j)	3,255,409	5,296,262	None(b)	Not Applicable
QB Energy Co-Investment Fund-D, LP	Real Assets(i)	769,813	270,636	None(b)	Not Applicable
Quantum Energy Partners VIII-D Co-Investment Fund, LP	Real Assets(i)	1,608,689	532,469	None(b)	Not Applicable
Quantum Parallel Partners VIII-D, LP	Real Assets(i)	9,143,472	2,582,592	None(b)	Not Applicable
RCP MQ Co-Investment Fund, LP	Buyout(h)	3,297,721	—	None(b)	Not Applicable
RCP Ocean Co-Investment Fund, LP	Buyout(h)	8,810,910	—	None(b)	Not Applicable
Reveille VC Fund I, LP	Venture Capital(e)	643,163	6,750,000	None(b)	Not Applicable
Revelstoke Capital Partners Fund IV, LP	Growth(l)	(65,579)	5,000,000	None(b)	Not Applicable
Saba Capital Carry Neutral Tail Hedge Partners, LP	Long/Short(k)	3,326,333	—	Monthly	35 days notice
Sage Equity Investors Side, LP	Secondaries(g)	2,216,163	13,361,010	None(b)	Not Applicable
Sapphire Opportunity Fund IV, LP, Investment Class 4	Growth(l)	6,185,897	—	None(b)	Not Applicable
Series X Capital Fund I, LP	Venture Capital(e)	3,234,741	6,425,000	None(b)	Not Applicable
34	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Snowpoint Growth 2.2, LLC	Venture Capital(e)	$3,179,382	$—	None(b)	Not Applicable
Snowpoint Growth 2.3, LLC	Growth(l)	1,005,633	—	None(b)	Not Applicable
Snowpoint Growth I.VI, LLC	Growth(l)	3,015,163	—	None(b)	Not Applicable
Snowpoint Ventures II – S&T, LP	Venture Capital(e)	1,884,825	3,960,000	None(b)	Not Applicable
Socratic Partners I LP	Venture Capital(e)	840,132	2,159,868	None(b)	Not Applicable
SQ Capital Fund I Holdings A, LP	Buyout(h)	7,805,940	700,704	None(b)	Not Applicable
SQ Capital Fund I-A, LP	Secondaries(g)	720,447	12,000,000	None(b)	Not Applicable
Star Mountain CFO I Subordinated Note Feeder (Onshore), LP	Credit(j)	8,250,000	6,750,000	None(b)	Not Applicable
Sterling Investment Partners XK Opportunities Fund-A, LP	Secondaries(g)	2,835,893	863,897	None(b)	Not Applicable
Stonepeak Cologix Holdings LP	Growth(l)	3,647,960	372,862	None(b)	Not Applicable
Stonepeak Digital Edge (Co-Invest) Holdings IV LP	Growth(l)	1,495,381	2,899,501	None(b)	Not Applicable
Sycamore Partners III, LP	Buyout(h)	14,355,513	1,917,128	None(b)	Not Applicable
Tacora Capital II, LP	Credit(j)	4,328,075	10,848,512	None(b)	Not Applicable
Tamarack Divergent I, LP, Class A	Growth(l)	4,950,000	—	None(b)	Not Applicable
Tamarack Global Impulse Space II, LP, Class A	Venture Capital(e)	3,791,331	—	None(b)	Not Applicable
Tamarack Global Opportunities II, LP	Venture Capital(e)	15,992,620	875,000	None(b)	Not Applicable
The Veritas Capital Partners IX, LP	Buyout(h)	(5,007)	9,689,671	None(b)	Not Applicable
TI VI Project Armstrong Co-Invest, LP	Buyout(h)	6,334,526	546,730	None(b)	Not Applicable
TowerBrook Structured Opportunities Fund III (892), LP	Structured Capital(m)	2,980,054	7,427,782	None(b)	Not Applicable
Trivest Growth Investment Fund III-A, LP	Growth(l)	335,426	2,171,467	None(b)	Not Applicable
Upfront VIII, LP	Venture Capital(e)	697,951	4,181,823	None(b)	Not Applicable
Velocity Made Food, LP	Growth(l)	10,266,515	—	None(b)	Not Applicable
Vista Equity Partners Fund VIII-A, LP	Buyout(h)	3,697,980	1,828,065	None(b)	Not Applicable
Vistria Agua CV (FT), LP	Buyout(h)	6,269,953	5,532,054	None(b)	Not Applicable
Annual Report Dated March 31, 2026	35

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
VMG Consumer VI, LP	Growth(l)	$228,112	$7,662,832	None(b)	Not Applicable
Washington Harbour AI Pilot, LLC, Class C	Growth(l)	1,005,000	—	None(b)	Not Applicable
Westwood Energy Secondaries Fund II, LLC	Secondaries(g)	10,000,000	—	None(b)	Not Applicable
WH Strategic Opportunities Fund IV LP, Class B	Venture Capital(e)	2,052,951	—	None(b)	Not Applicable
WH Strategic Opportunities Fund XI LP, Class A	Growth(l)	2,508,855	—	None(b)	Not Applicable
XPV Fund 1, LP	Venture Capital(e)	1,557,037	3,300,000	None(b)	Not Applicable
		$614,149,943	$381,290,516

(a)     Refer to the Consolidated Schedule of Investments for classifications of individual securities.

(b)     Redemptions are not permitted. Proceeds will be distributed as they become available, the timing of which is currently unknown. Redemptions may be permitted based on general partner consent.

(c)     Professional Sports typically include minority equity investments in professional sports franchises, holding companies that own sports franchises, or preferred equity structures, where sports franchises and ancillary businesses are the underlying exposure.

(d)     GP Stakes include investments in the General Partnership (“GP”) of a private asset management company. A GP Stake in a private asset manager can potentially provide cash flow and returns from at least three distinct sources: management fees, carried interest, and balance sheet return, in addition to the possible increase in the value of the asset management business.

(e)     A venture capital investment is an equity investment in which the target company is raising capital primarily to fund research and development, market development or revenue growth initiatives. Companies targeted for venture capital investments are typically at an early stage of development and are pursuing large market opportunities through the creation of innovative technologies and/or business models that have the potential to disrupt an established industry or deliver a novel solution for a specific market need.

(f)     Derivatives strategies involve using various derivative instruments such as futures, options, swaps and forward contracts. These financial instruments derive their value from an underlying asset, group of assets or benchmark. Common underlying assets for derivatives are stocks, bonds, commodities, currencies, interest rates, and market indexes. Derivatives may be used to hedge risk, speculate on directional movement of an underlying asset, or leverage a position.

(g)     Secondary investments involve the acquisition of an interest in one or more assets already acquired and held by a private fund or another investor’s existing interest in a private investment. The Adviser and/or Investment Managers determine the terms of each secondary investment through a negotiated transaction with the seller in which the private firm then managing such investment does not change.

(h)     A buyout investment is an equity investment in a company that facilitates a change in control of the company’s ownership. The private equity firm sponsoring such a transaction invests equity capital to acquire a controlling interest in, or effective control of, the target company. By acquiring a controlling interest, the private equity investor typically acquires a strong position from which to influence the target company’s strategic direction.

(i)     Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals.

(j)     Credit investments may include, but are not limited to: (i) asset-backed securities including collateralized loan obligations and mortgage-backed securities, (ii) corporate bonds, notes, commercial paper and debentures, (iii) Securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities, senior secured floating rate and fixed rate loans or debt, and (iv) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt.

(k)     A long/short strategy involves purchasing securities expected to increase in value (long) and selling borrowed securities expected to decline in value (short). This investment strategy can be used to hedge risk, reduce market exposure, or enhance risk-adjusted returns in varying market environments.

(l)     A growth equity investment is an equity investment in a company seeking capital primarily to fund growth initiatives. Growth equity often includes investments in private companies that have seen strong success but may still need additional capital to achieve the desired level of scale.

36	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

(m)     Investments in Structured Capital may include, but are not limited to: (i) preferred equity or structured equity securities that may include payment-in-kind dividends, conversion rights, or redemption rights, (ii) subordinated or mezzanine debt instruments, including those with equity-like features such as warrants or detachable options, (iii) convertible debt or hybrid securities that combine characteristics of both debt and equity, and (iv) other negotiated or bespoke capital solutions designed to provide flexible financing with tailored risk-return profiles.

(n)     Investments across various real estate sectors, including multifamily, retail, office, hospitality, data centers, senior living, and industrial. In some cases, the Fund may invest in debt and preferred equity securities or mortgage securities relating to such properties through multiple investment strategies such as core, core plus, value-add or opportunistic.

The following is the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of March 31, 2026:

	Beginning balance March 31, 2025	Transfers into Level 3 during the period	Transfers out of Level 3 during the period*	Purchases or Contributions	Sales or Distributions	Net realized gain(loss)	Change in net unrealized Appreciation (Depreciation)	Ending Balance March 31, 2026
Private Investments	$8,914,670	$—	$(701,846)	$25,381,003	$—	$—	$5,987,175	$39,581,002

*   Transfers out of Level 3 during the period were initially valued using the transaction price but are now valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient as the transaction price is no longer reflective of current market conditions.

The change in net unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments that were held as of March 31, 2026 is $5,987,175.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Level 3 Investment(a)	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs/Average	Impact to Valuation from an Increase in Input
Biofire Group Inc., Series A Preferred Stock	$458,000	Recent Transaction	Transaction Price	Not Applicable	Increase
Biofire Group Inc., Series B-1 Preferred Stock	87,000	Recent Transaction	Transaction Price	Not Applicable	Increase
Blue Owl HomeCourt Purple LLC	1,923,067	Recent Transaction	Transaction Price	Not Applicable	Increase
Bonaccord Capital Partners I-A, LP	2,711,722	Recent Transaction	Transaction Price	Not Applicable	Increase
ClareMedica Parent Holdings, LP – Class A Units	4,000,000	Market & Income Approach	Revenue Multiples and WACC	FY+1 – 0.40x – 1.53x/0.83x, FY+2 – 0.36x – 1.34x/0.75x and WACC – 11.7% – 11.9%/11.8%	Increase/Decrease
Annual Report Dated March 31, 2026	37

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Level 3 Investment(a)	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs/Average	Impact to Valuation from an Increase in Input
ClareMedica Parent Holdings, LP – Class C-1 Units	$4,808,000	Market & Income Approach	Revenue Multiples and WACC	FY+1 – 0.40x – 1.53x/0.83x, FY+2 – 0.36x – 1.34x/0.75x and WACC – 11.7% – 11.9%/11.8%	Increase/Decrease
Earli, Inc., Series A-1 Preferred Stock	999,999	Recent Transaction	Transaction Price	Not Applicable	Increase
Equitime SES B Share Investor, LLC	1,397,950	Recent Transaction	Transaction Price	Not Applicable	Increase
Equitime SES Investor, LLC	1,848,275	Recent Transaction	Transaction Price	Not Applicable	Increase
Gridpoint, Inc. Series A Convertible Preferred Stock	1,402,500	Recent Transaction	Transaction Price	Not Applicable	Increase
Gridpoint, Inc. Series B Convertible Preferred Stock	1,402,500	Recent Transaction	Transaction Price	Not Applicable	Increase
Gridpoint, Inc. Series C1 Convertible Preferred Stock	2,195,003	Recent Transaction	Transaction Price	Not Applicable	Increase
ICON Technology, Inc., Common Stock	369,000	Recent Transaction – Option Pricing Model	Transaction Price Equity Volatility Time To Expiration	Not Applicable 55% 4.0 Years	Increase Increase Increase
Pershing Square Holdco, LP	4,978,000	Market Approach	Revenue Multiples	TTM – 1.63x – 7.72x/4.84x	Increase
Wonder Group Inc., Series C Preferred Stock	6,499,996	Recent Transaction	Transaction Price	Not Applicable	Increase
X-Energy Reactor Company, LLC, Series D Preferred Stock	4,499,990	Recent Transaction	Transaction Price	Not Applicable	Increase
	$39,581,002

(a)   Refer to Consolidated Schedule of Investments for classifications of individual securities.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Valuation Policies. Private Investments generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

38	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Foreign Currency Translation — Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.  The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.  Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation — The NAV per share of each class of the Fund is calculated daily, by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and repurchase price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 8.

Investment Income and Return of Capital — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

Deferred Financing Costs — Costs relating to obtaining financing are capitalized and amortized over the term of the related revolving credit facility using the straight-line method, which approximates the effective interest method.

Investment Transactions — Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders arising from net investment and net realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Tax — The Fund has elected to be treated and intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes in each taxable year. As such, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in

Annual Report Dated March 31, 2026	39

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

the Fund’s current tax year and all open tax years. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund did not have interest or penalties associated with underpayment of income taxes.

The Fund has selected a tax year end of September 30. The following information is computed on a tax basis for each item as of September 30, 2025:

Cost of portfolio investments	$420,588,507
Gross unrealized appreciation	54,674,832
Gross unrealized depreciation	(4,103,751)
Net unrealized appreciation	$50,571,081
Net unrealized appreciation on foreign currency translation	—
Undistributed long term capital gains	173,613
Accumulated capital and other losses	(3,443,386)
Distributable earnings	$47,301,308

There were no distributions for the tax year ended September 30, 2025.

The difference between the U.S. federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and U.S. GAAP. These “book/tax” differences are temporary in nature and are primarily due to the Subsidiary treatment as a C Corporation for federal and state income tax purposes.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Fund for the tax year ended September 30, 2025 as follows:

Paid in Capital	Distributable Earnings
$(1,775,935)	$1,775,935

These reclassifications had no effects on net assets.

As of March 31, 2026, the Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of portfolio investments	$566,221,690
Gross unrealized appreciation	148,679,778
Gross unrealized depreciation	(12,246,241)
Net unrealized appreciation	$136,433,537

Domestic Blocker Income Tax — The Subsidiary is a wholly-owned subsidiary of the Fund and is a domestic limited liability company that has elected to be treated as a C Corporation for U.S. federal income tax purposes and as such is obligated to pay federal and state income tax on its taxable income. State tax returns are filed in various states in which a physical or economic presence exists. Currently, the U.S. federal income tax rate is 21%. The Fund is currently using an estimated tax rate of 5.16% for state and local tax, net of federal tax benefit.

40	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The Subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax asset or liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser may modify the estimates or assumptions related to the Subsidiary’s deferred taxes as new information becomes available. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund’s deferred tax asset and liability are as follows:

As of March 31, 2026
Deferred tax asset:
Other	$643,269
Deferred tax liability:
Net unrealized gain on investments	(4,574,180)
Net deferred tax liability	$(3,930,911)

The Fund’s income tax expense/(benefit) consists of the following:

	Year ended March 31, 2026
	Current	Deferred	Total
Federal	$1,754,370	$849,692	$2,604,062
State	431,074	131,921	562,995
Valuation Allowance	—	—	—
Total Tax Expense	$2,185,444	$981,613	$3,167,057

Total income tax expense/(benefit) during the year ended March 31, 2026, differs from the amount computed by applying the Federal statutory income tax rate of 21% for the Fund to net investment income/loss and realized and unrealized gain/loss is as follows:

Income tax expense at statutory rate	$2,595,172	21.00%
State income taxes (net of federal benefit)	637,671	5.16%
Permanent differences, net	(143,405)	(1.16%)
Change in estimated state deferred rate	77,619	0.63%
Net income tax expense/(benefit)	$3,167,057	25.63%

Segment Reporting — An operating segment is defined in FASB Accounting Standards Codification Topic 280 — Segment Reporting as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Annual Report Dated March 31, 2026	41

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Accounting Pronouncement — In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (“Topic 740”) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund adopted ASU 2023-09 during the period ending March 31, 2026. The adoption affected disclosures only and did not have a material impact on the Fund’s accounting policies, financial position, or results of operations.

3. Investment Transactions

During the year ended March 31, 2026, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $380,910,012 and $9,996,550, respectively.

4. Investment Management and Other Agreements

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a Management Fee, which is paid monthly in arrears at an annual rate of 1.25% of the average net assets of the Fund, including assets purchased with the borrowed funds or other forms of leverage, at the end of the two most recently completed months.

Pursuant to an Expense Support Agreement (the “Expense Support Agreement”), the Adviser has contractually agreed to waive fees or reimburse expenses to limit total annual fund operating expenses (excluding management fees paid under the Investment Advisory Agreement, Rule 12b-1 distribution and service fees, taxes, acquired fund fees and expenses, interest expenses, and certain extraordinary expenses) to no more than 1.00%, on an annualized basis, of the Fund’s average daily net assets (the “Expense Cap”). This contractual arrangement will remain in effect until at least January 9, 2027 unless the Board approves an earlier termination. Pursuant to the Expense Support Agreement, fees totaling $139,295 were waived or reimbursed by the Adviser during the year ended March 31, 2026.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Support Agreement, the Adviser may, for a period ending three years from the date of the relevant waiver or payment, recoup amounts waived or incurred, except for amounts waived or reimbursed pursuant to the Class E expense reimbursement and Class F expense reimbursement, to the extent that the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses if (i) the waived fees, reimbursed expenses or directly paid expenses have fallen to a level below the Expense Cap and (ii) the reimbursement amount does not raise the level of waived fees, reimbursed expenses or directly paid expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap applicable at that time. For the year ended March 31, 2026, the Adviser recouped $770,824 of past Management Fee reductions. As of March 31, 2026, the Adviser may seek repayment of investment management fees and expense reimbursements no later than the dates below:

March 31, 2027	$73,494
March 31, 2028	240,234
March 31, 2029	139,295
$453,023

In addition, the Adviser has contractually agreed to reimburse a portion of Class E’s annual fund operating expenses (excluding management fees, acquired fund fees and expenses, taxes and custody fees) (“Other Expenses”) equal to: (x) 0.20% of Class E’s average daily net assets if Class E’s total net assets are less than $100,000,000; (y) 0.30% of Class E’s average daily net assets if Class E’s total net assets are equal to or greater than $100,000,000 but less than $250,000,000; and (z) 0.40% of Class E’s average daily net assets if Class E’s total net assets are greater than

42	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

$250,000,000. The Adviser may not recoup expenses reimbursed pursuant to the expense reimbursement agreement for Class E’s Other Expenses. This contractual arrangement will remain in effect until at least January 9, 2027 unless the Board approves an earlier termination. Pursuant to the expense reimbursement arrangement, fees totaling $98,915 were waived or reimbursed by the Adviser during the year ended March 31, 2026.

In addition, the Adviser has contractually agreed to reimburse a portion of Class F’s Other Expenses equal to: (x) 0.30% of Class F’s average daily net assets if Class F’s total net assets are less than $100,000,000; (y) 0.40% of Class F’s average daily net assets if Class F’s total net assets are equal to or greater than $100,000,000 but less than $250,000,000; and (z) 0.50% of Class F’s average daily net assets if Class F’s total net assets are greater than $250,000,000. The Adviser may not recoup expenses reimbursed pursuant to the expense reimbursement agreement for Class F’s Other Expenses. This contractual arrangement will remain in effect until at least January 9, 2027 unless the Board approves an earlier termination. Pursuant to the expense reimbursement arrangement, fees totaling $587,016 were waived or reimbursed by the Adviser during the year ended March 31, 2026.

FSG Operating LLC (“FSG”) provides the Fund with certain accounting, consulting, compliance, operational and administrative services. In consideration of these services, the Fund pays FSG a quarterly fee. The Fund also reimburses FSG for certain out-of-pocket expenses. CAZ Investments LP, an affiliate of the Adviser, indirectly holds 20% of FSG’s outstanding equity interests. Fees of $465,792 were charged for services provided by FSG for the year ended March 31, 2026 (Administration fees).

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the Fund. PINE receives an annual base fee for the services provided to the Fund, paid monthly. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Fees paid to PINE by the Fund for the year ended March 31, 2026 are disclosed in the Consolidated Statement of Operations as Compliance fees and Certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a base fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

The Fund has adopted distribution and service plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for Class A Shares, Class D Shares, and Class R Shares. Under the Plans, Class A Shares and Class D Shares of the Fund bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers or other financial intermediaries. Pursuant to the Plans, for Class A Shares and Class D Shares, the Fund may pay the Distributor a fee of up to 0.60% of the average monthly net assets attributable to Class A Shares or Class D Shares on an annualized basis, respectively, for distribution financing activities. Pursuant to the Plans, for Class R Shares, the Fund may pay a financial intermediary a fee of up to 0.25% of the average monthly net assets attributable to Class R Shares for shareholder account servicing activities. For the year ended March 31, 2026, distribution fees of $20,398 and $0 were charged for Class A Shares and Class D shares, respectively. For the year ended March 31, 2026, shareholder servicing fees of $91,798 were charged for Class R. Distribution and shareholder servicing fees are disclosed on the Consolidated Statement of Operations.

Annual Report Dated March 31, 2026	43

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The Fund has entered into agreements with various third-party platforms and other financial intermediaries (“Shareholder Service Providers”) with respect to the provision of sub-transfer agency, sub-accounting, recordkeeping, shareholder communication, purchases and repurchases, technological and/or other administrative services. Pursuant to these agreements, the Fund may bear certain onboarding fees and up to 0.20% per year of the net asset value of the Fund’s shares being serviced by such Shareholder Service Providers.

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $40,000 per year. The Fund pays an additional retainer of $10,000 per year to the Chairman of the Fund’s Audit Committee. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Certain officers of the Fund are also employees of the Adviser, PINE and/or Ultimus.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, the following shareholders of record owned more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
CAZ Founders Class SOF Aggregator, L.P.	34%

5. Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.

Private Equity Investment Risk — The Fund’s investment portfolio will consist of Investment Funds that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk, including those relating to the current global pandemic, that can result in substantial losses.

Valuation of Private Investments Risk — The Fund’s ownership interests in private investments are not publicly traded, and the Fund will use a third-party pricing service or internal pricing methodologies to provide pricing information for certain private investments. The value of investments that are not publicly traded may not be readily determinable, and the Valuation Designee will value these investments at fair value as determined in good faith pursuant to the Valuation Policies, including to reflect significant events affecting the value of the Fund’s investments.

Daily Valuation Risk — The Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s holdings. The Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

44	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Infrastructure Sector Risk — The Fund will invest, directly or indirectly, in infrastructure. Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on the Fund’s performance.

Real Estate Related Securities Risk — In addition to general market risk, the main risk of investing in real estate related securities, including public and private real estate investment trusts (REITs) and private real estate investment funds, is that the value of the underlying real estate may go down due to, among other factors, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real Assets Investments Risk — The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Venture Capital and Growth Equity Risk — The Fund may invest in venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Growth equity is usually classified by investments in private companies that have achieved product-market fit but may still need capital to achieve the desired level of scale before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations. For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Investments in Small or Middle-Market Portfolio Companies Risk — The Fund’s investments may consist of equity investments and loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies.

Annual Report Dated March 31, 2026	45

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt — When the Fund invests, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, the Fund will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments Risk — The Fund may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Foreign Investments Risk — Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Leverage Risk — Certain transactions may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so.

Illiquid and Restricted Securities Risk — The Fund may invest without limit in illiquid securities, except for certain liquid asset holding requirements under Rule 23c-3(b)(10) under the 1940 Act relating to Repurchase Offers. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities, including but not limited to if qualified institutional buyers are unwilling to purchase these securities.

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CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

Liquidity Risk — The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.

Active Investment Management Risk — The risk that, if the Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends upon the performance of the portfolio managers and selected strategies, the adherence by such Investment Managers to such selected strategies, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide shareholders with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Funds. There is no guarantee that the Fund’s investment objective will be achieved.

Termination of the Fund’s Interest in an Investment Fund — An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. The Fund’s over-commitment strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

6. Revolving Credit Facility

On September 30, 2025, the Fund and the Subsidiary entered into a credit agreement with EverBank, N.A and other lenders from time to time party thereto (the “Credit Agreement”) which is effective until September 29, 2028. The maximum aggregate commitment amount of the borrowing under the Credit Agreement is $100,000,000. The interest rate on borrowings from the Credit Agreement is generally up to 3.35% above the 1-month Term SOFR (Secured Overnight Financing Rate). During the year ended March 31, 2026, there was $69,345 of line of credit interest expense associated with the Fund’s borrowings and $698,408 in unused borrowing fees, upfront fees and legal fees related to the Credit Agreement were incurred.

7. Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2026, the Fund had unfunded commitments in the amount of $400,616,347. Additionally, certain investees may call capital in excess of commitments to pay for expenses incurred as part of ongoing operations. At March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

Annual Report Dated March 31, 2026	47

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)

The Fund’s unfunded commitments as of March 31, 2026 are as follows:

Private Investments	Fair Value	Unfunded Commitment
Caffeinated Capital Seed Fund VI, LP(a)	$—	$4,000,000
Hedosophia Strategic Partners LP(a)	—	12,500,000
Bonaccord Capital Partners I-A, LP	2,711,722	572,056
Equitime Blocker I Incorporated	1,397,950	1,102,050
Equitime SES Investor, LLC	1,848,275	1,151,725
Investments valued at NAV as a practical expedient(b)	614,149,943	381,290,516
	$620,107,890	$400,616,347

(a)  As of March 31, 2026, $16,500,000 has been committed to for these investments but has not been funded by the Fund.

(b)  See Note 2 for investments valued at NAV as a practical expedient.

8. Capital Stock

The Fund is an interval fund, pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that the holders of Shares may only be able to have a portion of their Shares repurchased. Prior to October 31, 2025, the Fund was a closed-end tender offer fund and made quarterly repurchase offers to the Fund’s shareholders.

During the year ended March 31, 2026, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase 5% of its outstanding Shares in each of the quarters listed below. The result of the completed repurchase offers were as follows:

Commencement Date	May 15, 2025	August 15, 2025	December 2, 2025	February 27, 2026
Notice Date	June 13, 2025	September 15, 2025	N/A**	N/A**
Repurchase Request Deadline	N/A*	N/A*	December 31, 2025	March 31, 2026
Valuation Date/Repurchase Pricing Date	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Valuation Date/Repurchase Pricing Date Net Asset Value – Class A	$23.70	$24.75	$25.73	$26.92
Valuation Date/Repurchase Pricing Date Net Asset Value – Class E	$23.80	$24.91	$25.94	$27.18
Valuation Date/Repurchase Pricing Date Net Asset Value – Class F	$23.76	$24.88	$25.93	$27.18
Valuation Date/Repurchase Pricing Date Net Asset Value – Class I	$23.69	$24.75	$25.74	$26.98
48	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026 (Continued)
Valuation Date/Repurchase Pricing Date Net Asset Value – Class R	$23.58	$24.62	$25.62	$26.81
Shares Repurchased – Class A	—	—	—	—
Shares Repurchased – Class E	—	—	153	33,010
Shares Repurchased – Class F	6,919	28,785	52,468	41,116
Shares Repurchased – Class I	—	6,061	1,258	41,830
Shares Repurchased – Class R	16,607	9,055	10,552	4,286
Value of Shares Repurchased – Class A	$—	$—	$—	$—
Value of Shares Repurchased – Class E	$—	$—	$3,979	$897,195
Value of Shares Repurchased – Class F	$164,391	$716,183	$1,360,491	$1,117,525
Value of Shares Repurchased – Class I	$—	$150,000	$32,380	$1,128,570
Value of Shares Repurchased – Class R	$391,593	$222,927	$270,333	$114,900
Percentage of Shares Repurchased – Class A	0.0%	0.0%	0.0%	0.0%
Percentage of Shares Repurchased – Class E	0.0%	0.0%	0.0%	0.9%
Percentage of Shares Repurchased – Class F	0.1%	0.5%	0.8%	0.6%
Percentage of Shares Repurchased – Class I	0.0%	0.1%	0.0%	0.4%
Percentage of Shares Repurchased – Class R	1.3%	0.6%	0.7%	0.3%
Percentage of Shares Repurchased – Total Fund	0.2%	0.2%	0.3%	0.5%

*  Not applicable for tender offer fund

**Not applicable for interval fund

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the year ended March 31, 2026, proceeds from early repurchase fees charged by Class A Shares, Class E Shares, Class F Shares, Class I Shares and Class R Shares totaled $0, $0, $2,021, $3,714 and $3,534, respectively.

9. Subsequent Events

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date that the consolidated financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

Annual Report Dated March 31, 2026	49

CAZ STRATEGIC OPPORTUNITIES FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of CAZ Strategic Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of CAZ Strategic Opportunities Fund and subsidiary (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations, changes in net assets, cash flows, and the consolidated financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statement of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Statement of Cash Flows	Consolidated Financial Highlights
For the year ended March 31, 2026	For the years ended March 31, 2026 and March 31, 2025	For the year ended March 31, 2026	For the years ended March 31, 2026 and March 31, 2025 and for the period from March 1, 2024 (commencement of operations) through March 31, 2024

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and underlying fund managers and advisers; when replies were not received from underlying fund managers and advisers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Houston, Texas
May 29, 2026

We have served as the auditor of one or more CAZ investment companies since 2023.

50	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (855) 886-2307, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free (855) 886-2307, on the SEC’s website at www.sec.gov or on the Fund’s website at www.cazstrategicopportunitiesfund.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling (855) 886-2307. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.cazstrategicopportunitiesfund.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s Transfer Agent by telephone at (833) 957-4795.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

Annual Report Dated March 31, 2026	51

CAZ STRATEGIC OPPORTUNITIES FUND TRUSTEES AND OFFICERS (Unaudited)

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Each Trustee’s and officer’s address c/o CAZ Investments Registered Adviser LLC, 1360 Post Oak, Suite 2200 Houston, TX 77056.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Austin Adams (1943)	Trustee	Since 2023	Consultant and Independent Board Member	2	Spectra Energy (2008-2018) (NYSE), CommScope Holding Company, Inc. (2010-2019) (Nasdaq).
Thomas Aycock (1972)	Trustee	Since 2025	Managing Partner and Accountant at Aycock & Company and Regional Managing Partner and Accountant at Sorren, Inc.	2	None
Robert Hungate, III (1966)	Trustee	Since 2025	Management and Houston Market Leader at Blue Bell Creameries	2	None

52	CAZ Strategic Opportunities Fund

CAZ STRATEGIC OPPORTUNITIES FUND TRUSTEES AND OFFICERS (Unaudited)
Name, Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Interested(2) Trustees and Officers
Christopher Zook (Chairman) (1969)	President, Chief Executive Officer and Trustee	Since 2023	Chairman and Chief Investment Officer of CAZ Investments, LP
Matthew Lindholm (1980)	Trustee	Since 2023	Partner at CAZ Investments, LP
Marcie McVeigh (1979)	Chief Financial Officer, Principal Accounting Officer, and Treasurer	Since 2023	Managing Director of PFO Services at PINE Advisor Solutions (since 2020)
Kent Barnes (1968)	Secretary	Since 2023

Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023-present)

Randi Jean Roessler (1981)	Chief Compliance Officer	Since 2023

Director of PINE Advisor Solutions (since 2023), Chief Compliance Officer of Davis Selected Advisers, L.P., Davis Distributors, LLC, Davis Funds, Selected Funds, Clipper Fund Trust, and Davis Fundamental ETF Trust (2018-2023)

John-Paul Nigro (1984)	Assistant Treasurer	Since 2025	Director of PFO Services at PINE Advisor Solutions (since 2024), Assistant Vice President at State Street Bank and Trust Company (2010-2024)

(1)   Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

(2)   Interested Trustee, as defined in the 1940 Act, of the Fund because of the person’s affiliation with, or equity ownership of, the Adviser and its affiliates.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling (855) 886-2307, or visiting www.cazstrategicopportunitiesfund.com.

Annual Report Dated March 31, 2026	53

Investment Adviser CAZ Investments Registered Adviser LLC 1360 Post Oak, Suite 2200 Houston, TX 77056	Legal Counsel Dechert LLP 1900 K Street, NW Washington, DC
Distributor Ultimus Fund Distributors, LLC 4221 North 203rd Street Suite 100 Elkhorn, Nebraska	Custodian Fifth Third Bank, n.a. 38 Fountain Square Plaza Cincinnati, Ohio
Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio	Trustees Christopher Zook, President Austin Adams Thomas M. Aycock Robert D. Hungate III Matthew Lindholm
Independent Registered Public Accounting Firm Deloitte & Touche LLP 1111 Bagby Street Suite 4500 Houston, Texas	Officers Marcie McVeigh, Treasurer Kent Barnes, Secretary Randi Jean Roessler, Chief Compliance Officer John-Paul Nigro, Assistant Treasurer

CAZ AR-26

(b)       Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 19(a)(1), a copy of the registrant’s code of ethics is filed as exhibit EX-99.CODE ETH to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Austin Adams. Mr. Adams is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $155,700 and $86,500 with respect to the registrant’s fiscal year ended March 31, 2026 and 2025, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended March 31, 2026 and 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $31,212 and $30,266 with respect to the registrant’s fiscal years ended March 31, 2026 and 2025, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	None.

(j)	None.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1].

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are attached hereto as EX-99.PROXY. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser, CAZ Investments Registered Adviser LLC (“CAZ” or the “Adviser”), are attached hereto as EX-99.RAPROXY.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of May 29, 2026, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years

Christopher Zook	President, Chief Executive Officer, and Treasurer	Since 2024	Chairman and Chief Investment Officer of CAZ Investments, LP

Mark Wade	Portfolio Manager	Since 2024	Partner, CAZ Investments, LP

Matthew Lindholm	Portfolio Manager	Since 2024	Partner, CAZ Investments, LP

Clark Edlund	Portfolio Manager	Since 2024	Partner, CAZ Investments, LP

Michael O’Keefe	Portfolio Manager	Since 2024	Chief of Staff, CAZ Investments, LP Vice President, Investment Strategies, CAZ Investments, LP Associate Analyst, Thomist Capital President & Chief Operating Officer, PlantSwitch, Inc.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)*	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in millions)*
Christopher Zook	Registered Investment Companies	1	$151	0	$0
	Other Pooled Investment Vehicles	108	$10,859	107	$10,850
	Other Accounts	0	$0	0	$0

Mark Wade	Registered Investment Companies	1	$151	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Matthew Lindholm	Registered Investment Companies	1	$151	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Clark Edlund	Registered Investment Companies	1	$151	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Michael O’Keefe	Registered Investment Companies	1	$151	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Assets estimated as of 3/31/26

Potential Conflicts of Interests:

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. In addition, some of these accounts managed by the portfolio managers may have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take advantage of that opportunity due to an allocation of that opportunity to or across eligible funds and accounts. CAZ’s policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by CAZ to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of CAZ’s compensation may vary from account to account.

CAZ has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager(s) as of May 29, 2026

The Adviser receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between the Fund and the Adviser. The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

CAZ’s methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all CAZ employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of CAZ’s employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that CAZ is paying competitively. CAZ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by CAZ globally. CAZ then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of CAZ’s clients. For each team, CAZ assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. CAZ also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Christopher Zook	Over $1,000,000

Mark Wade	$50,001 - $100,000

Matthew Lindholm	$100,001 - $500,000

Clark Edlund	None

Michael O’Keefe	None

(b) Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.CODE ETH.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed: Not required.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(5) Change in the registrant’s independent public accountant: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CAZ Strategic Opportunities Fund

By (Signature and Title)*		/s/ Christopher Zook
Christopher Zook, President (Principal Executive Officer)

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Christopher Zook
Christopher Zook, President (Principal Executive Officer)

Date	June 8, 2026

By (Signature and Title)*		/s/ Marcie McVeigh
Marcie McVeigh, Treasurer (Principal Financial Officer)

Date	June 8, 2026

* Print the name and title of each signing officer under his or her signature.